ANNUAL REPORT

July 31, 1997

INVESCO
SPECIALTY
FUNDS,
INC.

Asian Growth Fund
European Small Company Fund
Latin American Growth Fund
Realty Fund
Worldwide Capital Goods Fund
Worldwide Communications Fund

INVESCO FUNDS

MARKET OVERVIEW                                                      AUGUST 1997
    The strength and longevity of the bull market for U.S. equities have surprised even the staunchest market advocates. This phenomenal appreciation in U.S. stocks has been closely tied to the American economy re-establishing itself as the global leader. In the 1980s and early 1990s, many American companies went through a period of transition where corporate restructuring, downsizing, and investing in technology fundamentally changed corporate America. These changes allowed U.S. companies to become more efficient and profitable - which has led to above-average growth in corporate earnings and stock prices.
    However, as great as the returns have been for U.S. equity investors over the last year, there have been international markets (especially Latin America) that have exceeded the returns posted by U.S. equities. Let's examine a few of these regions:
    LATIN AMERICA: All Latin American major stock markets (except Columbia) have outperformed the U.S. market so far this year. Falling interest rates, privatization of state-owned industries, and improving economic fundamentals continue to drive these stock markets higher. This is especially true in Brazil and Mexico.
    In Brazil, President Cardoso's structural reform programs have made privatization an undisputed success. His policies have brought strength and stability to the local real (Brazil's currency), and have reduced inflation from over 900% in 1994 to under 10% in 1997.
    Mexican firms continue to benefit from NAFTA (North American Free Trade Agreement) as they increase their presence in the U.S. market. This, coupled with falling inflation and strong export-oriented sectors, has restored Mexico to its position as one of the premier Latin American economies. The movement towards a more progressive, well-balanced political regime is another positive.
    ASIA/PACIFIC RIM: Despite improving fundamentals in many Asia/Pacific Rim economies, volatility reigned in most of these markets over the last year. Wide price swings were due primarily to three events which increased nervousness among market participants: the death of China's patriarch Deng Xiaoping earlier this year; the reversion of Hong Kong from British sovereignty to Chinese rule; and the currency devaluation scare throughout the region.
    Within this difficult environment, results have been mixed. The strongest returns have been posted in China, as investors began to realize the long-term potential of this economy. Disappointments, on the other hand, have occurred in Thailand, Malaysia, and the Philippines. In these three countries, large current-account deficits and slowing economic growth caused the traditional fixed-rate or pegged currency system to become quite expensive for their respective governments. Consequently, in July these governments decided to abandon or loosen their currency ties to the U.S. dollar (allowing the currency to free-float against foreign currencies). This decision, in turn, led to sharp devaluations vis-a-vis the U.S. dollar - thus reducing returns for U.S. investors in these markets.
    Historically speaking, currency fluctuations - although having the potential to erode investors' returns - are short-term phenomena that have little impact on the long-term fundamentals of an economy.
    EUROPE: European corporations are presently going through structural changes that are similar to those experienced by American companies in the 1980s and early 1990s. By focusing on the bottom line, European firms have become more efficient and profitable. These changes, along with increased worker productivity, have led to growth in corporate earnings and stock prices. In fact, all major European markets have posted positive returns in 1997 (in U.S. dollars).

    The constraints of the Maastricht Treaty have been another positive influence on the region's economies and stock prices. This treaty, which creates the foundation for the European Union, has introduced fiscal discipline to politicians who traditionally have been quite liberal in their spending patterns. In turn, interest rates have moved lower, helping increase stock returns. However, these fiscal constraints have also contributed to the double-digit unemployment rates of many countries.

INVESCO SPECIALTY FUNDS, INC.
    Each of the funds is managed by a team of investment professionals. For the international equity funds, a senior investment policy group determines the country-by-country allocation of the fund's assets, overall stock selection methodology, and risk control policies. Realty Fund's investments, however, are selected by a team of portfolio managers who collectively determine investment decisions.
    The line graphs below illustrate the value of a $10,000 investment in each of the INVESCO Specialty Funds, plus reinvested dividends and capital gain distributions, from inception through 7/31/97. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.(1),(2)

ASIAN GROWTH FUND
    For the one-year period ended 7/31/97, INVESCO Asian Growth Fund had a total return of 27.04%, compared to a total return of 9.31% for the MSCI-Far East Ex Japan Index. The fund's one-year performance handily beat the average one-year return of 17.96% for the Lipper Pacific Ex Japan Fund objective. (Lipper Analytical Services, Inc. is an independent mutual fund analyst, which tracks fund performance by total return unadjusted for commissions. Of course, past performance is not a guarantee of future results.)(1),(2)
    The strong relative performance of the fund over the last year can be attributed to two factors. First, we were able to successfully avoid problem economies that experienced market losses. We stayed out of South Korea early in 1997 and, more recently, away from the Philippines, Thailand, and Indonesia.
    Second, the fund's increased emphasis on Hong Kong companies with strong earnings ties to China dramatically boosted performance. Firms such as China Resources Enterprise, China Merchants Holdings International Ltd., and Continental Mariner Investment Ltd. experienced strong price appreciation as the reversion of Hong Kong to Chinese rule went smoothly.
    Recently, the fund's results have been enhanced by exposure to India and Singapore. We favor India as it offers abundant liquidity and recovering earnings. In Singapore, gains in the Gross Domestic Product (GDP) rate have produced a "safe haven" for investors in a volatile region.

Looking Forward
    The fast-growing economies of Asia and the Pacific Rim have the potential to deliver powerful returns. However, patience is the key. We continue to favor Hong Kong and South Korea. We are quite excited about Hong Kong, as it evolves from a small island city to a conduit to one of the world's fastest growing economies.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in INVESCO Asian Growth Fund to the value of a $10,000 investment in the MSCI- Far East Ex-Japan, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (3/1/96) through 7/31/97.

                               Asian Growth Fund
                          Average Annual Total Return
                               as of 7/31/97 (2)
                         ------------------------------
                         1 Year                  27.04%
                         ------------------------------
                         Since Inception (3/96)   9.65%
                         ------------------------------

    The Philippines, Thailand, and Indonesia are markets that the fund is currently avoiding. The currency scare that occurred in July has made these countries riskier investments for the short-term. However, these devaluations should be a positive step towards long-term economic development, and we anticipate becoming more active in these markets in the future.

Fund Management
    William Barron, director and portfolio manager for INVESCO Asia Limited in Hong Kong, leads a group of specialists in managing INVESCO Asian Growth Fund. Bill was previously with Aetna Investment Management, Hong Kong, and Chase Manhattan Trust. A Chartered Financial Analyst, he earned a BA from Harvard University.

EUROPEAN SMALL COMPANY FUND
    For the one-year period ended 7/31/97, INVESCO European Small Company Fund achieved a total return of 11.71%, compared to the James Capel Smaller European Index, which had a total return of 15.80%. (Of course, past performance is not a guarantee of future results.)(1),(2)
    Over the last year, European investors have emulated their U.S. counterparts by focusing on the strength, stability of earnings, and liquidity associated with large-capitalization stocks. This fascination caused most European small-cap stocks to underperform their large-cap brethren. In fact, many European small-cap stocks appear undervalued from historical measures, and are trading at multiples below their growth rates - indicating stronger long-term potential than large-caps.
    Within this difficult environment, we continue to search for companies with accelerating earnings, dominant market positions, motivated management, and industries with secular growth. An example of a strong performer which meets our criteria is QIAGEN NV. This company is the dominant supplier of products for the separation and purification of genetic material, and has posted an impressive record of sales and growth in the last few years.

                          European Small Company Fund
                        Average Annualized Total Return
                              as of 7/31/97 (2)
                        --------------------------------
                        1 Year                    11.71%
                        --------------------------------
                        Since Inception (2/95)    23.59%
                        --------------------------------

    From a regional perspective, we continue to favor the United Kingdom, as economic strength drives that market higher. In the U.K., our focus is on domestically oriented stocks that may benefit from the buoyant expansion - such as Hambro Countrywide PLC (residential estate agents) and Helical Bar PLC (a property development company).

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in INVESCO European Small Company Fund to the value of a $10,000 investment in the James Capel Smaller European Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (2/15/95) through 7/31/97.

Looking Forward
    We continue to be optimistic about European small-cap companies. Their fundamentals continue to improve as corporate restructuring, economic growth, and an increasing "equity culture" in Europe may produce strong market returns for years to come. Another positive development has been the devaluation of most European currencies against the U.S. dollar (except the pound sterling). This devaluation will allow European exporters to be more competitive in foreign markets and is a major reason we favor exporters in continental Europe.

Fund Management
    Claire Griffiths and Andy Crossley of our London sister company, INVESCO Asset Management Limited, lead a group responsible for management of INVESCO European Small Company Fund. Claire graduated from St. John's College, Cambridge, and began her investment career in 1989. Andy began his investment career in 1988 after graduating from Loughborough University.

LATIN AMERICAN GROWTH FUND
    For the one-year period ended 7/31/97, INVESCO Latin American Growth Fund had a total return of 48.06%, compared to a total return of 56.83% for the MSCI-Latin American Index. (Of course, past performance is not a guarantee of future results.)(1),(2)
    Like the phoenix rising from its ashes, Latin American markets have recovered from the currency devaluation scare in 1994 and 1995, to become the world's leader of emerging and developing markets. Fueled by deregulation, corporate restructuring, stronger-than-expected economic growth, subdued inflation, and stable currency exchanges, most markets have posted record highs in 1997.
    Individual stock selection has driven the fund's performance. Stocks such as Telecomunicacoes Brasileiras SA, Siderar SAIC Series A Shrs, and Cia Anonima Nacional Telefonos de Venezuela ADR Representing Class D Shrs have enhanced returns over the last year. All three have benefited from tariff reform. Telebras, a former Brazilian state-owned telecommunications company that was privatized, doubled in stock price as revenue increased from demand for fixed and cellular phones. Siderar, an Argentinean steel company, is a market-leading company with improving margins; this company continues to experience increased revenue as the economic recovery in Argentina gathers strength. CANTV, a Venezuelan phone company that is partly owned by GTE, also has the potential for strong earnings growth as new investments in technology should lead to internal cost-cutting and productivity gains.

    Regarding regional allocation, we tend to favor Brazil and Peru. In Brazil, structural changes implemented by President Cardoso continue to pay economic dividends. We are particularly interested in the electric utility industry, where the privatization process is creating investment opportunities. Peru's market has suffered from President Fujimori's loss of popularity and the Tupak Amaru hostage crisis; their economy, however, remains one of the strongest in the region, and earnings growth could be strong for the next couple of years.

                          Latin American Growth Fund
                          Average Annual Total Return
                               as of 7/31/97 (2)
                          ---------------------------
                          1 Year               48.06%
                          ---------------------------
                          Since Inception      31.91%
                          ---------------------------

Looking Forward
    As strong as the Latin American markets have been in the last year, they are still attractive from a valuation standpoint. Currently, price-to-earnings ratios on '98 earnings range between 10x to 15x. This ratio is lower than those of Asia and many emerging and mature markets, although economic growth rates for Latin American countries are expected to be superior.
    Short-term volatility is inherent to Latin American markets, and substantial price swings are likely. However, economic fundamentals are strong, offering excellent long-term potential for the patient investor.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in INVESCO Latin American Growth Fund to the value of a $10,000 investment in the MSCI-Latin American Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (2/15/95) through 7/31/97.

Fund Management
    Peter Jarvis and Jane Lyon of our London sister company, INVESCO Asset Management Limited, lead a group responsible for management of INVESCO Latin American Growth Fund. Peter graduated from St. John's College, Oxford, and joined INVESCO in 1993 specializing in Latin American securities. Jane began her investment career in 1986 after graduating from Oxford University.

REALTY FUND
    For the seven-month period ended 7/31/97, the Realty Fund had a return of 12.24%, compared to a return of 8.99% for the NAREIT Index for the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

                                  Realty Fund
                             Cumulative Total Return
                                as of 7/31/97 (2)
                         ------------------------------
                         Since Inception (1/97)  12.24%
                         ------------------------------

    Falling victim to its past successes, year-to-date real estate equity returns have suffered from an oversupply of initial and secondary public offerings of REIT (Real Estate Investment Trusts) equities. However, it presently appears that supply and demand is rebalancing. Meanwhile, the industry group continues to recover from the overbuilding that occurred in the 1980s. Combined with vibrant economic expansion in the U.S., this has led to strong earnings growth for REITs.
    Within this current environment, we continue to favor the hotel and office segments. The hotel industry is benefiting from strong rental growth caused by an expanding economy with increased corporate and leisure travel. The office sector recovery has been primarily dependent on the combination of strong GDP growth and the lack of new office building construction over the past decade. This has allowed landlords to begin raising office rents faster then the rate of inflation.

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in INVESCO Realty Fund to the value of a $10,000 investment in the NAREIT Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (1/1/97) through 7/31/97.

    We are presently underweighting apartments and retail properties. Low mortgage rates have encouraged renters to purchase houses for the first time, decreasing the demand for apartments. For retail properties, industry consolidation and oversupplied conditions have led to negative pricing pressures. This trend is likely to continue.

Looking Forward
    The long-term fundamentals of the real estate industry - low interest rates and a strong economy - remain strong. However, investors may need to modify their immediate expectations. Historically, this sector's performance is comparable to growth and income investment vehicles, where 20% annual returns are not the norm. Realty Fund should be part of a well-diversified investment portfolio, not used as a market timing vehicle.

Fund Management
    The fund's investments are selected by a team of INVESCO Realty Advisors, Inc. (IRAI) portfolio managers who are collectively responsible for the investment decisions relating to the fund.

WORLDWIDE CAPITAL GOODS FUND
    For the one-year period ended 7/31/97, Lipper Analytical Services ranked Worldwide Capital Goods Fund #3 of 175 global funds, based on total return unadjusted for commissions.(2),(3)

                           Worldwide Capital Goods Fund
                           Average Annual Total Return
                                as of 7/31/97 (2)
                           ----------------------------
                           1 Year                50.86%
                           ----------------------------
                           Since Inception       14.22%
                           ----------------------------

    For the one-year period ended 7/31/97, INVESCO Worldwide Capital Goods Fund had a total return of 50.86%, compared to a total return of 52.02% for the domestic S&P 500 and 16.29% for the international MSCI-EAFE. Keep in mind that these indexes measure broad equity performance, while the fund invests in a targeted market sector. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph:
    This line graph represents a comparison of the value of a $10,000 investment in INVESCO Worldwide Capital Goods Fund to the value of a $10,000 investment in the S&P 500 and the value of a $10,000 investment in the MSCI-EAFE, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/1/94) through 7/31/97.

    The  demand  for  capital  goods  increased  last year as  global  economies continued to expand. Emerging and developing nations, in particular, need capital goods to develop their infrastructure. This increased demand, combined with more efficient capital goods companies - through corporate restructuring, industry consolidation, and heightened productivity - led to superior earnings growth and higher stock prices for the sector.
    There are six broadly defined capital goods industries that the fund invests in: machinery, farm equipment, machine tools, truck manufacturing, diversified companies, and pumps and valves. Although the fund targets a specific sector of the economy, the performance of these six sub-sectors historically do not correlate to one another. Their different performance characteristics may help the fund perform well over the complete business cycle.
    Over the last year, the fund's results have been enhanced by exposure to U.S. large-capitalization stocks. Companies such as General Electric (a broadly-diversified, market-leading capital goods company) and Emerson Electric (a market-leading producer of electronic products) produced superior returns last year. Recently we have started to increase our focus on mid- to small-cap capital goods stocks. We feel these companies might have stronger earnings growth potential over the next year.
    When analyzing mid- to smaller-cap capital goods stocks, we will stay true to our investment discipline. We will continue to look for market-leading companies that are experiencing accelerating earnings growth, or firms that have developed a market niche through good services or products. The fund continues to favor U.S. companies. However, we are concerned that a stronger dollar may affect their profitability.

Looking Forward
    As exciting as fund returns have been over the last year, we believe that the capital goods sector may continue to benefit from favorable fundamentals. Corporate restructuring and industry consolidation have improved the long-term profitability of many companies. These changes, combined with strength in the U.S. and global economies, should increase the demand for capital goods which may continue to drive earnings growth.

Fund Manager
    INVESCO Worldwide Capital Goods Fund is managed by Vice President Albert M. Grossi. Before joining INVESCO in 1995, he was associated with Westinghouse Pension Investments Corp. Al earned an MBA and BA from Rutgers University.

WORLDWIDE COMMUNICATIONS FUND
    For the one-year period ended 7/31/97, INVESCO Worldwide Communications Fund had a total return of 33.93%, compared to a total return of 52.02% for the domestic S&P 500 and 16.29% for the international MSCI-EAFE. Keep in mind that these indexes measure broad equity performance, while the fund invests in a targeted market sector. (Of course, past performance is not a guarantee of future results.)(1),(2)
    Strong returns were produced for the fund by both domestic and international companies. For international stocks, successes were found in Latin American markets where growing economies, government privatization of state-owned industries, and increased demand for telephone services enhanced the profitability of many telecommunications companies. Telecomunicacoes Brasileiras SA, Telecomunicacoes de Sao Paulo, and Telecom Argentina STET-France Telecom SA all produced solid returns. Both Telecomunicacoes Brasileiras SA and Telecomunicacoes de Sao Paulo are Brazilian companies that are benefiting from the structural changes implemented by President Cardoso. Telecom Argentina STET-France Telecom SA is a market-leading Argentinean company with earnings growth driven by an improving economy and robust demand for its products.

                           Worldwide Communications Fund
                            Average Annual Total Return
                                 as of 7/31/97 (2)
                           -----------------------------
                           1 Year                 33.93%
                           -----------------------------
                           Since Inception        23.86%
                           -----------------------------


Graph:
    This line graph represents a comparison of the value of a $10,000 investment in INVESCO Worldwide Communications Fund to the value of a $10,000 investment in the S&P 500 and the value of a $10,000 investment int he MSCI-EAFE, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/1/94) through 7/31/97.

    More than half of the world's population has never used a phone. Emerging economies must establish and maintain reliable telecommunication services to participate in world markets. Such untapped markets for the telecommunications industry hold exciting long-term possibilities. However, potential for strong growth does not always translate into immediate price appreciation for telecommunications stocks. This was especially true last year, when this industry rapidly fell in and out of favor with investors. We feel this increased volatility was a temporary phenomenon, and investors will eventually focus on the real growth prospects of the telecommunications industry.
    In the U.S. market, excellent returns were posted by companies in the competitive local exchange and long distance industries. Competitive local exchange carriers enjoy a favorable regulatory environment, and are experiencing greater-than-expected line growth. For example, McLeod USA Inc. and Brooks Fiber Properties have both been active in acquiring local exchange providers, which has increased their earnings growth and potential profitability.

Looking Forward
    The long-term fundamentals of the telecommunications industry appear strong. Presently, we are intrigued with telecommunications equipment companies. Many of these firms are in the early stages of development and are likely to see solid earnings growth in the future. This growth may be driven by the need of telecommunication service providers to upgrade their networks to handle an anticipated explosion of data traffic, and to provide enhanced voice services. An added bonus is that many of these companies are presently priced at reasonable levels compared to their projected growth rates.

Fund Manager
    Effective July 1, 1997, Brian B. Hayward assumed the responsibilities of portfolio manager of Worldwide Communications Fund. Previously, he was a senior equity analyst for Mississippi Valley Advisors in St. Louis, Missouri and began his investment career in 1985. Brian earned a BA in Mathematics and a MA in Economics from the University of Missouri. He is a Chartered Financial Analyst.


(1) The MSCI-EAFE, MSCI-Pacific Ex Japan, MSCI-Latin and James Capel Smaller European Index are unmanaged indexes of common stocks considered to be representative respectively of the equity markets of Europe/Australia/Far East; Pacific Basin excluding Japan; Latin America; and European small-capitalization. The S&P 500 is an unmanaged index indicative of the broad U.S. stock market. The NAREIT is an unmanaged index indicative of the securitized U.S. real estate market.

(2) Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(3) Lipper rankings are provided for one-, five-, and 10-year periods, except for funds introduced more recently, and are based on total return unadjusted for commissions.

INVESCO Specialty Funds, Inc.
TEN LARGEST COMMON STOCK HOLDINGS
July 31, 1997

Description                                                           Value
---------------------------------------------------------------------------
ASIAN GROWTH Fund
Cheung Kong Holdings Ltd                                       $  1,421,760
Hutchison Whampoa Ltd                                             1,394,444
Sun Hung Kai Properties Ltd                                       1,155,568
HSBC Holdings PLC                                                 1,046,172
New World Development Ltd                                         1,008,070
Hang Seng Bank Ltd                                                  947,199
Development Bank Ltd Foreign Shrs                                   843,984
Advanced Systems Automation Ltd                                     822,788
China Resources Enterprise                                          799,740
Yukong Ltd                                                          780,506

EUROPEAN SMALL COMPANY Fund
Saville Systems PLC Sponsored ADR                              $  1,880,625
Bulgari SpA                                                       1,585,836
QIAGEN NV New York Registered Shrs                                1,512,000
OXiGENE Inc                                                       1,182,550
Simint SpA                                                        1,163,427
Games Workshop Group PLC                                          1,073,627
Barco NV                                                          1,069,455
Innovative Technologies Group PLC                                 1,028,182
Data Modul AG                                                     1,026,639
Tomra Systems A/S A                                               1,023,485

LATIN AMERICAN GROWTH Fund
Light Participacoes SA                                         $  3,905,817
Telecomunicacoes Brasileiras SA                                   3,493,075
Cemex SA de CV Series B Shrs                                      3,161,516
Fomento Economico Mexicano SA de CV Series B Shrs                 3,122,875
Cifra SA de CV Series C Shrs                                      2,791,842
Panamerican Beverages Class A                                     2,680,000
Sociedad Comercial del Plata SA                                   2,327,963
Chilgener SA Sponsored ADR                                        2,294,766
Cia Siderurgica Nacional                                          2,262,234
Cia Anonima Nacional Telefonos
   de Venezuela ADR Representing
   Class D Shrs                                                   2,181,250

REALTY Fund
Patriot American Hospitality                                   $  2,103,456
First Industrial Realty Trust                                     1,775,812
FelCor Suite Hotels                                               1,587,300
Beacon Properties                                                 1,541,913
American General Hospitality                                      1,341,900
Liberty Property Trust SBI                                        1,273,912
Essex Property Trust                                              1,207,500
Prentiss Properties Trust                                         1,172,600
Koger Equity                                                      1,131,262
Kimco Realty                                                      1,122,000

WORLDWIDE CAPITAL GOODS Fund
General Electric                                               $    631,688
Allied Signal                                                       553,500
Beijing Enterprises Holdings Ltd                                    509,395
Stone Container                                                     493,763
Cummins Engine                                                      486,700
Burlington Northern Santa Fe                                        482,812
PACCAR Inc                                                          426,775
Owens-Illinois Inc                                                  424,350
Praxair Inc                                                         407,925
Xerox Corp                                                          403,025

WORLDWIDE COMMUNICATIONS Fund
NEXTEL Communications Class A                                  $  3,136,250
WorldCom Inc                                                      2,620,313
SBC Communications                                                2,012,375
Brooks Fiber Properties                                           1,979,075
Northern Telecom Ltd                                              1,850,756
McLeodUSA Inc Class A                                             1,801,250
BellSouth Corp                                                    1,786,037
Motorola Inc                                                      1,702,625
MCI Communications                                                1,695,000
Newbridge Networks                                                1,621,088


Composition of holdings is subject to change.

INVESCO Specialty Funds, Inc.
Statement of Investment Securities
July 31,1997
                                                      Shares or
                                     Industry         Principal
Description                           Code            Amount           Value
--------------------------------------------------------------------------------
ASIAN GROWTH Fund
COMMON STOCKS, RIGHTS &
   WARRANTS 92.50%
AUSTRALIA 3.37%
MIM Holdings Ltd                        MM           300,000       $   415,766
QNI Ltd                                 MM           200,000           372,550
WMC Holdings Ltd                        GP            55,000           319,074
                                                                  ------------
                                                                     1,107,390
                                                                  ------------
HONG KONG 33.63%
Cheung Kong Holdings Ltd                RE           128,000         1,421,760
Cheung Kong Infrastructure
   Holdings Ltd                         RE           209,000           723,434
China Light & Power Ltd                 EU           119,000           682,414
China Merchants Holdings
   International Ltd                    BD           250,000           718,436
China Resources Enterprise              RE           160,000           799,740
CITIC Pacific Ltd                       CG           105,000           665,869
Continental Mariner Investment Ltd*     RE           400,000           387,471
Guangdong Investment Ltd                CG           150,000           214,078
Guangdong Investment Ltd
   Warrants (Exp 1999)*                 CG            15,000             8,621
Hang Seng Bank Ltd                      BK            64,900           947,199
Hutchison Whampoa Ltd                   CG           143,000         1,394,444
Hysan Development Ltd                   RE           148,000           471,191
Ka Wah Bank Ltd                         BK           400,000           454,633
New World Development Ltd               RE           140,000         1,008,070
Sun Hung Kai Properties Ltd             RE            92,000         1,155,568
                                                                  ------------
                                                                    11,052,928
                                                                  ------------
INDIA 8.25%
Gujarat Ambuja Cement Ltd
Sponsored GDR                           BD            51,700           523,204
Hindalco Industries Ltd Sponsored GDR   AL            15,800           584,600
Mahindra & Mahindra Ltd Sponsored GDR*  AM             8,000           116,000
Ranbaxy Laboratories Ltd GDR            HD            22,500           554,625
State Bank of India GDR                 FN            16,000           434,000
Tata Engineering & Locomotive
   Ltd Sponsored GDR*                   AM            16,300           202,120
Tata Engineering & Locomotive
   Ltd Sponsored GDR
   Representing Series S Shrs           AM            24,300           297,675
                                                                  ------------
                                                                     2,712,224
                                                                  ------------

INDONESIA 4.19%
PT Bank Danamon Indonesia
   Foreign Shrs                         BK           434,000           174,077
PT Bank Internasional Indonesia
   Warrants (Exp 2000)*                 BK            22,652             7,052
PT Dynaplast Foreign Shrs               CH           450,000           425,452
PT Mayora Indah Foreign Shrs            FD           312,500           161,156
PT Sierad Produca Foreign Shrs          FD           998,000           304,989
PT Telekomunikasi Indonesia
   Foreign Shrs                         TN           200,000           305,600
                                                                  ------------
                                                                     1,378,326
                                                                  ------------
LUXEMBOURG 1.58%
Korea Asia Fund IDR*                    FN                63           519,750
                                                                  ------------
MALAYSIA 12.23%
Hong Leong Credit Berhad                FN            60,000           201,403
Hong Leong Credit Berhad
   Class A Shrs*                        FN            18,000            54,980
   Warrants*                            FN            12,000            13,867
Landmarks Berhad                        LH           346,000           376,643
Magnum Corp Berhad                      CG           511,000           655,104
Malaysian Industrial
   Development Finance Berhad           FN           245,000           327,100
Malaysian Resources Berhad              CG            90,000           209,938
Metroplex Berhad                        RE           320,000           311,929
Public Bank Berhad Foreign Shrs         BK           102,000           146,239
Rashid Hussain Berhad Rights*           IV             3,285                25
Renong Berhad                           CG           287,000           367,935
Road Builder Holdings Berhad            EC            36,000           150,199
Sime Darby Berhad                       MY           180,000           566,661
Tanjong PLC                             GM            68,000           199,886
Time Engineering Berhad
   Warrants (Exp 2001)*                 MY            39,000            14,718
United Engineers Berhad Ltd             EC            38,000           265,200
United Merchant Group Berhad            FN           138,000           155,980
                                                                  ------------
                                                                     4,017,807
                                                                  ------------
PHILIPPINES 4.27%
Bank of the Philippine Islands          BK            31,500           164,018
Benpres Holdings   Sponsored GDR*       BR            45,100           269,576
First Philippine Holdings B Shrs        CG           123,000           150,570
Mondragon International Philippines*    RT           661,000           164,111
Petron Corp                             OG           140,200            29,007
Uniwide Holdings*                       DB         2,000,000           320,692
William Gothong & Aboitiz*              AF         4,000,000           306,209
                                                                  ------------
                                                                     1,404,183
                                                                  ------------

SINGAPORE 16.40%
Advanced Systems Automation Ltd*        MY           369,000           822,788
City Developments Ltd                   RE            56,000           475,867
DBS Land Ltd                            RE           160,000           498,165
Development Bank Ltd Foreign Shrs       BK            65,000           843,984
Keppel Land Ltd                         BD           200,000           571,040
Overseas Union Bank Ltd Foreign Shrs    BK            91,000           590,789
Singapore Land Ltd                      RE            96,000           473,148
United Overseas Bank Ltd                BK            55,000           598,233
Wing Tai Holdings Ltd                   RE           190,000           516,656
                                                                  ------------
                                                                     5,390,670
                                                                  ------------
SOUTH KOREA 4.71%
Cho Hung Bank Ltd                       BK            28,050           156,065
Daewoo Heavy Industries                 MY            67,500           585,716
Sungmi Telecom Electronics              CM               220            26,088
Yukong Ltd                              OG            31,000           780,506
                                                                  ------------
                                                                     1,548,375
                                                                  ------------
THAILAND 0.68%
Electricity Generating PLC
   Foreign Shrs                         EU            45,000           132,002
Thai Farmers Bank PLC
   Warrants (Exp 2002)*                 BK             1,875             1,353
Total Access Communications PLC         TC            18,400            90,160
                                                                  ------------
                                                                       223,515
                                                                  ------------
UNITED KINGDOM 3.19%
HSBC Holdings PLC                       BK            30,000         1,046,172
                                                                  ------------
TOTAL COMMON STOCKS, RIGHTS &
   WARRANTS (Cost $29,477,556)                                      30,401,340
                                                                  ------------
SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 7.50%
UNITED STATES 7.50%
Repurchase Agreement with State Street
   Bank & Trust Co dated 7/31/1997 due
   8/1/1997 at 5.670%, repurchased at
   $2,465,388 (Collateralized by US
   Treasury Notes due 6/30/2001 at
   6.625% value $2,528,965)
   (Cost $2,465,000)                    RA         2,465,000         2,465,000
                                                                  ------------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $31,942,556) (Cost for
   Income Tax Purposes $31,985,446)                               $ 32,866,340
                                                                  ============

EUROPEAN SMALL COMPANY Fund
COMMON STOCKS 95.99%
AUSTRALIA 1.18%
Cortecs International Ltd
   London Shrs*                         HD           300,000      $    825,300
                                                                  ------------
AUSTRIA 1.41%
Wolford AG Bearer Shrs                  TA            10,568           988,560
                                                                  ------------
BELGIUM 2.90%
Barco NV                                EL             5,100         1,069,455
Creyf's SA                              SV            12,000           965,398
                                                                  ------------
                                                                     2,034,853
                                                                  ------------
DENMARK 3.52%
Coloplast A/S Registered B Shrs         HC            14,000           950,205
Falck Holding A/S                       AF            14,800           740,160
NeuroSearch A/S*                        HD            13,200           782,740
                                                                  ------------
                                                                     2,473,105
                                                                  ------------
FINLAND 2.50%
KCI Konecranes International            MY            18,500           743,312
TT Tieto OY Series B Shrs               CO            11,600         1,012,658
                                                                  ------------
                                                                     1,755,970
                                                                  ------------
FRANCE 10.27%
Altran Technologies SA                  EC             2,300           742,464
CIPE-France SA                          SV             8,200           979,897
Dassault Systemes SA                    CO            15,300         1,005,589
FDM Pharma*                             BI            12,000           407,914
Grand Optical Photoservice              PI             4,500           733,227
Ingenico SA*                            SV            39,000           933,357
LVL Medical Groupe                      HC             6,900           896,974
Picogiga SA*                            ES            20,627           647,874
UBI Soft Entertainment*                 TY            10,300           858,266
                                                                  ------------
                                                                     7,205,562
                                                                  ------------
GERMANY 1.46%
Data Modul AG                           EL            27,650         1,026,639
                                                                  ------------
IRELAND 5.43%
Adare Printing Group PLC                PB            88,500           952,841
IONA Technologies PLC Sponsored ADR*    CO            48,900           981,056
Saville Systems PLC Sponsored ADR*      CO            29,500         1,880,625
                                                                  ------------
                                                                     3,814,522
                                                                  ------------

ITALY 5.96%
Bulgari SpA                             CJ           280,000         1,585,836
Gucci Group NV New York
   Registered Shrs                      RT            15,300           965,813
SAES Getters SpA
   Non-Conv Savings Shrs                EL            51,460           465,178
Simint SpA*                             TA           167,000         1,163,427
                                                                  ------------
                                                                     4,180,254
                                                                  ------------
NETHERLANDS 11.56%
Aalberts Industries NV                  CG            36,500         1,015,115
Baan Co NV*                             CO            14,000           966,000
Beter Bed Holding NV                    HF            46,400           940,344
Content Beheer NV                       SV            22,000           845,949
Fugro NV Certificates                   EC            31,600           881,896
Goudsmit NV*                            SV            34,100           963,212
Koninklijke Ahrend Groep NV*            OE            29,200           988,634
QIAGEN NV New York Registered Shrs*     BI            28,000         1,512,000
                                                                  ------------
                                                                     8,113,150
                                                                  ------------
NORWAY 6.75%
Agresso Group A/S A*                    CO           300,000           767,614
Ark A/S A                               CO            93,400           857,890
Nera A/S A                              CM           162,500         1,017,088
Tandberg A/S A*                         CM            23,600           301,928
Tandberg Television A/S A*              CM            94,400           767,981
Tomra Systems A/S A                     MY            50,000         1,023,485
                                                                  ------------
                                                                     4,735,986
                                                                  ------------
SPAIN 0.84%
Adolfo Dominguez*                       TA            17,000           587,542
                                                                  ------------
SWEDEN 6.88%
Assa Abloy AB Series B Shrs             MG            42,800           940,609
Biacore International AB*               HC            16,961           168,270
Caran AB Series B Shrs                  CO           105,750           690,575
OXiGENE Europe AB*                      HD             7,700           253,349
Pricer AB Series B Shrs*                SV            20,460           722,004
Scala International AB*                 CO             7,000           281,304
Scandic Hotels AB*                      LH            47,500           793,364
WM-data AB Series B Shrs                CO            50,000           979,540
                                                                  ------------
                                                                     4,829,015
                                                                  ------------
SWITZERLAND 2.20%
Disetronic Holding AG                   HC               400           753,918
Stratec Holding AB Registered B Shrs    HC               600           793,598
                                                                  ------------
                                                                     1,547,516
                                                                  ------------

UNITED KINGDOM 31.45%
ABI Leisure Group PLC                   LT           433,666           553,900
Acorn Group PLC*                        CO            70,000           189,131
American Port Services PLC              AF           149,500           396,586
Antonov PLC*                            AP           330,974           506,742
Appleyard Group PLC                     AM           375,000           466,688
AromaScan PLC*                          EL           267,933           199,627
Ash & Lacy PLC                          MG           150,000           353,700
Atlantic Telecom Group PLC*             CA           370,000           945,165
Avocet Mining PLC*                      GP           200,000           517,450
Cantab Pharmaceuticals PLC*             BI            35,217           393,583
Countryside Properties PLC              RE           500,000           728,688
Eurocamp PLC                            LT           141,245           513,461
Filtronic Comtek PLC                    TL            50,000           298,844
First Choice Holidays PLC*              LT           350,000           561,663
GEI International PLC                   MY           200,000           307,850
Games Workshop Group PLC                LT           117,500         1,073,627
Greenway Holdings PLC                   PC           163,749           104,574
Hambro Countrywide PLC                  RE           400,000           759,800
Helical Bar PLC                         RE            85,000           755,788
Infobank International Holdings PLC*    CO           220,454           635,348
Innovative Technologies Group PLC*      HD           229,999         1,028,182
Intelligent Environments Group PLC*     CO           300,000           343,875
Kenwood Appliances PLC                  HF           105,000           232,116
Lionheart PLC*                          HB           531,250            80,468
MAID PLC*                               CO           163,500           514,044
McCarthy & Stone PLC                    HB           240,000           475,530
Memory Corp PLC*                        CO           340,000           158,674
NSM PLC*                                GP           575,000            75,325
Norbain PLC                             EL           120,000           489,285
Orbis PLC                               SV           750,000           454,406
PPL Therapeutics PLC*                   BI            40,000           248,900
Pendragon PLC*                          AM           100,000           500,256
Persona Group PLC                       CO            75,000           464,845
Psion PLC                               CO           106,000           525,932
Queensborough Holdings PLC              RE           600,000           297,206
Regal Hotel Group PLC                   LH           650,000           436,394
Richards PLC                            TA           337,500           179,613
Rutland Trust PLC                       FN           650,000           596,050
SEP Industrial Holdings PLC*            MG           500,000           241,531
Savills PLC*                            SV           300,000           550,200
Skillsgroup PLC*                        CO           100,000           219,425
Slimma PLC                              TA           170,000           102,999
Specialty Shops PLC                     RE           202,500           412,834
Symonds PLC*                            MG           500,000           290,656
Syndicate Capital Trust PLC             FN           200,000           396,275
TransTec PLC                            MG           265,000           403,562
VERO Group PLC                          CM           200,000           284,925
Vymura PLC                              BD           415,834           854,565
Wagon Industrial Holdings PLC*          MG           125,000           460,547
Wainhomes PLC                           EC           241,269           493,847
                                                                  ------------
                                                                    22,074,682
                                                                  ------------

UNITED STATES 1.68%
OXiGENE Inc*                            HD            35,300         1,182,550
                                                                  ------------
TOTAL COMMON STOCKS
   (Cost $62,805,544)                                               67,375,206
                                                                  ------------
PREFERRED STOCKS 4.01%
GERMANY 4.01%
Fresenius AG Non-Voting Pfd             HC             4,455           916,806
Marschollek, Lautenschlaeger und
   Partners AG Non-Voting Pfd           IN             4,445         1,074,466
Sander (Jil) AG Non-Voting Pfd          TA             1,460           825,065
                                                                  ------------
TOTAL PREFERRED STOCKS
   (Cost $2,455,031)                                                 2,816,337
                                                                  ------------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $65,260,575)
   (Cost for Income Tax Purposes
   $65,304,382)                                                   $ 70,191,543
                                                                  ============

LATIN AMERICAN GROWTH Fund
COMMON STOCKS 67.24%
ARGENTINA 11.78%
Aluar Aluminio Argentino SAIC
   Class B Shrs*                       AL           170,000           697,139
Atanor SA
   Series B Shrs*                      CH            60,000           102,020
   Series D Shrs                       CH           240,000           408,082
Cresud SA Series B Shrs*               FD           485,000         1,096,319
Disco SA Sponsored ADR*                RT            35,000         1,706,250
Inversiones y Representaciones
   SA Sponsored GDR                    RE            20,000           872,500
Latas de Aluminio SA
   Sponsored GDR Representing
   Regulation S Shrs*~                 AL           110,000         1,540,000
Nortel Inversora SA ADR*               TL            50,000         1,418,750
Perez Companc SA                       OG           184,014         1,512,898
SA Importadora y Exportadora
   de la Patagonia Series B Shrs       RT            40,000           640,128
SA San Miguel AGICI y F B Shrs*        AG            40,000         1,020,204
Siderar SAIC Series A Shrs*            IS           230,000         1,127,225
Sociedad Comercial del Plata SA*       MY           949,999         2,327,963
                                                                 ------------
                                                                   14,469,478
                                                                 ------------
BRAZIL 12.66%
Cia de Eletricidade do Estado
   da Bahia*                           EU        14,400,000         1,436,011
Cia Paranaense de Energia-Copel        EU        52,000,000           936,288

Cia Paulista de Forca e Luz            EU         9,500,000         1,947,368
Cia Siderurgica Nacional               IS        70,000,000         2,262,234
Encorpar*                              TA         5,800,000                 0
Light Participacoes SA                 EU         9,000,000         3,905,817
Rossi Residencial SA GDR
   Regulation S*~                      RE            63,600           919,020
Telecomunicacoes Brasileiras SA        TL        26,000,000         3,493,075
Telecomunicacoes do Parana SA          TL           925,000           640,573
                                                                 ------------
                                                                   15,540,386
                                                                 ------------
CHILE 7.91%
Administradora de Fondos
   de Pensiones Provida SA
   Sponsored ADR                       FN            36,700           795,931
Banco de A Edwards Sponsored ADR
   Representing Series A Shrs          BK            75,000         1,518,750
Chilgener SA Sponsored ADR             EU            77,135         2,294,766
Cristalerias de Chile SA Sponsored ADR CT            50,000         1,100,000
Enersis SA Sponsored ADR               EU            45,000         1,673,438
Sociedad Quimica y Minera
   de Chile SA Sponsored ADR
   Representing Series B Shrs          CH            24,000         1,459,500
Supermercados Unimarc SA
   Sponsored ADR*                      RT            50,000           865,625
                                                                 ------------
                                                                    9,708,010
                                                                 ------------
ECUADOR 0.26%
La Cemento Nacional Sponsored GDR^     BD             1,500           326,006
                                                                 ------------
MEXICO 27.07%
Alfa SA de CV Participation
   Certificates Series A Shrs          MY           230,718         1,850,807
Cemex SA de CV Series B Shrs           BD           550,000         3,161,516
Cifra SA de CV Series C Shrs           RT         1,600,000         2,791,842
Consorcio ARA SA de CV
   Sponsored ADR*                      RE             1,400            55,170
Consorcio ARA SA de CV
   Sponsored ADR*^                     RE            20,600           811,786
Controladora Comercial
   Mexicana SA de CV GDR               RT           105,000         2,126,250
Corporacion GEO SA de CV
   Series B Shrs*                      BD           170,000           977,196
Empresas la Moderna SA de CV
   Sponsored ADR Participation
   Certificates Representing
   Ord Series A Shrs*                  TO            78,000         1,720,875
Fomento Economico Mexicano
   SA de CV Series B Shrs              BV           385,000         3,122,875
Gruma SA de CV Series B Shrs*          FD           202,000           962,455
Grupo Accion SA de CV
   Regulation S Sponsored ADR*~        EC            45,000           635,625

Grupo Carso SA de CV
   Series A-1 Shrs                     MY           260,000         2,108,954
Grupo Financiero Banamex-
   Accival SA de CV Series B Shrs*     BK           700,000         2,150,469
Grupo Minsa SA de CV
   Sponsored ADR Representing
   Series C Shrs*^                     FD            70,000           894,166
Grupo Televisa SA de CV
   Participation Certificates
   Representing Series A, D & L Shrs*  BR           140,000         2,174,612
Panamerican Beverages Class A          BV            80,000         2,680,000
Sanluis Corp SA de CV Participation
   Certificates Representing
   Series B, C & D Shrs                MY           250,000         1,935,231
Telefonos de Mexico SA de CV
   Ord Series L Shrs                   TN           500,000         1,385,957
Tubos de Acero de Mexico SA
   Sponsored ADR*                      IS            90,000         1,693,125
                                                                 ------------
                                                                   33,238,911
                                                                 ------------
PERU 5.78%
Cementos Lima SA Sponsored ADR         BD            38,017           772,935
Cia de Minas Buenaventura SA
   Series A Shrs                       GP            70,257           574,012
   Series T Shrs                       GP            80,000           600,904
Credicorp Ltd                          FN            70,730         1,361,553
Ferreyros SA Regulation S
   Sponsored ADR~                      MY            35,464           747,734
Luz del Sur Servicious SA
   Series B Shrs                       EU         1,850,000         2,173,193
Telefonica del Peru SA Sponsored
   ADR Representing Class B Shrs       TN            35,000           864,062
                                                                 ------------
                                                                    7,094,393
                                                                 ------------
VENEZUELA 1.78%
Cia Anonima Nacional Telefonos
   de Venezuela ADR Representing
   Class D Shrs                        TL            50,000         2,181,250
                                                                 ------------
TOTAL COMMON STOCKS
   (Cost $68,875,624)                                              82,558,434
                                                                 ------------
PREFERRED STOCKS 32.76%
BRAZIL 32.76%
Banco Bradesco SA Non-Voting Pfd       BK       161,446,500         1,744,159
Banco Itau SA Non-Voting Pfd           BK         4,824,000         2,850,748
Centrais Eletricas Brasileiras SA
   Class B Non-Voting Pfd              EU         6,000,000         3,573,407
Cia Brasileira de Distribuicao
   Grupo Pao de Acucur Pfd             RT        45,000,000           997,230

Cia Brasileira de Distribuicao
   Grupo Pao de Acucar Sponsored
   ADR Representing Pfd                RT            50,000         1,108,040
   Regulation S Pfd~                   RT            38,067           830,336
Cia Cervejaria Brahma Non-Voting Pfd   FD         1,005,513           761,330
Cia de Tecidos Norte de
   Minas-Coteminas Pfd                 TA         5,800,000         2,195,752
Cia Energetica de Brasilia Pfd         EU         3,600,000           561,773
Cia Energetica de Minas Gerais Pfd     EU        19,999,000         1,134,200
Cia Energetica do Ceara Pfd A Shrs*    EU       150,000,000           858,726
Cia Paranaense de Energia-Copel
   Series B Pfd                        EU       100,000,000         1,939,058
Globex Utilidades SA Pfd               UR            60,000           718,560
Itausa-Investimentos Itau SA
   Non-Voting Pfd                      MY         1,500,000         1,454,294
Lojas Renner SA Pfd                    RT        16,000,000           849,492
Multicanal Participacoes SA Sponsored
   ADR Representing Pfd Shrs*          CA           130,000         1,462,500
Perdigao SA Comercio e
   Industria Non-Voting Pfd            AG       702,900,000         1,557,673
Petrobras Distribuidora SA Pfd         OG        50,000,000         1,648,199
Petroleo Brasileiro SA Pfd             OG        12,500,000         3,797,322
Telecomunicacoes Brasileiras SA
   Sponsored ADR Representing Pfd      TL            52,000         7,715,500
Telecomunicacoes de Minas
   Gerais SA B Pfd                     TL         6,000,000         1,011,080
Telecomunicacoes do Parana SA Pfd      TL           575,000           467,221
Weg SA Pfd                             EE         1,400,000           988,920
                                                                 ------------
TOTAL PREFERRED STOCKS
   (Cost $33,096,813)                                              40,225,520
                                                                 ------------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $101,972,437)
   (Cost for Income Tax Purposes
   $101,985,944)                                                 $122,783,954
                                                                 ============

REALTY Fund
COMMON STOCKS 100.00%
CANADA 1.29%
RioCan REIT                            RE             8,000           118,158
Trizec Hahn                            RE            16,200           375,638
                                                                 ------------
                                                                      493,796
                                                                 ------------

HONG KONG 1.72%
Cheung Kong Holdings Ltd ADR           RE            18,300           203,130
New World Development Ltd
   Sponsored ADR Representing Ord Shrs RE            18,600           265,050
Sun Hung Kai Properties Ltd
   Sponsored ADR                       RE            15,100           189,662
                                                                 ------------
                                                                      657,842
                                                                 ------------
SINGAPORE 0.63%
Singapore Land Ltd ADR                 RE            49,000           241,496
                                                                 ------------
UNITED STATES 96.36%
American General Hospitality           RE            49,700         1,341,900
AMRESCO Inc*                           FN             7,200           215,100
Apartment Investment&
   Management Class A                  RE            23,400           748,800
Arden Realty Group                     RE            36,000           978,750
Bay Apartment Communities              RE            17,540           674,194
Beacon Properties                      RE            42,100         1,541,913
Bedford Property Investors             RE            29,300           584,169
Brandywine Realty Trust SBI            RE            29,500           660,063
CBL & Associates Properties            RE            26,400           673,200
Cali Realty                            RE            18,600           680,063
Catellus Development*                  RE            18,600           381,300
Chelsea GCA Realty                     RE             8,200           323,388
Crescent Real Estate Equities          RE            22,200           693,750
Duke Realty Investments                RE            16,100           715,444
Equity Office Properties Trust SBI*    RE            10,800           313,200
Equity Residential Properties
   Trust SBI                           RE            17,250           870,047
Essex Property Trust                   RE            36,800         1,207,500
Excel Realty Trust                     RE            34,500         1,026,375
FelCor Suite Hotels                    RE            40,700         1,587,300
First Industrial Realty Trust          RE            57,400         1,775,812
First Union Real Estate Equity
   & Mortgage Investments SBI          RE            29,100           387,394
Gables Residential Trust SBI           RE            32,000           854,000
Healthcare Realty Trust                RE            32,300           932,662
Highwoods Properties                   RE            22,300           744,262
Irvine Apartment Communities           RE            20,800           624,000
Kilroy Realty                          RE            33,260           835,657
Kimco Realty                           RE            33,000         1,122,000
Koger Equity                           RE            58,200         1,131,262
Liberty Property Trust SBI             RE            48,300         1,273,912
MGI Properties                         RE            29,800           657,462
Merry Land & Investment                RE            37,400           818,125
Patriot American Hospitality           RE            84,349         2,103,456
Prentiss Properties Trust              RE            45,100         1,172,600
Price REIT                             RE            22,500           852,187
Public Storage                         RE            23,700           703,594
RFS Hotel Investors                    RE            21,100           385,075
Rouse Co                               RE            13,300           394,844

Servico Inc*                           LH            45,000           765,000
Shurgard Storage Centers Class A       RE            30,200           855,038
Simon DeBartolo Group                  RE            27,530           880,960
Starwood Lodging Trust                 RE            11,000           512,875
Sun Communities                        RE            10,000           361,875
Sunstone Hotel Investors               RE            34,900           488,600
TriNet Corp Realty Trust               RE            30,000         1,066,875
                                                                 ------------
                                                                   36,915,983
                                                                 ------------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $36,109,021)
   (Cost for Income Tax Purposes
   $36,468,795)                                                   $38,309,117
                                                                 ============

WORLDWIDE CAPITAL GOODS Fund
COMMON STOCKS 83.18%
ARGENTINA 0.63%
MetroGas SA Sponsored ADR
   Representing Class B Shrs           OG            15,000           144,375
                                                                 ------------
BRAZIL 0.34%
Light Servicos de Eletricidade SA      EU           150,000            78,947
                                                                 ------------
CANADA 0.61%
Tembec Inc Class A*                    PF            13,800           139,379
                                                                 ------------
CHINA 2.22%
Beijing Enterprises Holdings Ltd*      SV            80,000           509,395
                                                                 ------------
GERMANY 2.28%
Daimler-Benz AG Sponsored
   ADR Representing Ord Shrs           AM             4,000           334,750
Hoechst AG                             CH             4,000           188,044
                                                                 ------------
                                                                      522,794
                                                                 ------------
JAPAN 1.44%
Honda Motor Ltd American Shrs          AM             5,000           330,313
                                                                 ------------
MEXICO 0.97%
Cemex SA de CV Participation
   Certificates                        BD            20,000           101,679
Grupo Carso SA de CV Series A-1 Shrs   MY            15,000           121,670
                                                                 ------------
                                                                      223,349
                                                                 ------------
NETHERLANDS 1.49%
Chicago Bridge & Iron NV               EC            15,000           343,125
                                                                 ------------
UNITED KINGDOM 0.78%
Gallaher Group PLC ADR*                TO            10,000           179,375
                                                                 ------------

UNITED STATES 72.42%
Allied Signal                          MG             6,000           553,500
ASARCO Inc                             GP             7,500           255,000
Boston Properties*                     RE             7,500           209,062
Bowater Inc                            PF             6,000           314,250
Brush Wellman                          MG            15,000           342,188
Burlington Northern Santa Fe           RR             5,000           482,812
CalEnergy Co*                          EU             6,100           245,906
Case Corp                              MY             3,000           187,313
Chevron Corp                           OG             3,700           292,762
Coastal Corp                           NG             6,200           337,125
Cooper Industries                      MY             6,000           333,375
Crown Cork & Seal                      CT             5,000           252,813
Cummins Engine                         AP             6,200           486,700
Dana Corp                              AP             7,500           340,781
Eaton Corp                             AM             3,700           334,156
Emerson Electric                       EE             6,000           354,000
Exxon Corp                             OG             5,000           321,250
Federal Express*                       AF             5,000           322,812
Fortune Brands                         TO             7,000           248,063
Galileo International*                 LT            12,000           316,500
General Cable*                         EE            10,000           301,250
General Electric                       EE             9,000           631,688
Gentex Corp*                           AP            10,000           226,250
Georgia-Pacific Corp                   PF             3,500           330,531
Honeywell Inc                          EE             5,000           373,438
Ingersoll-Rand Co                      MY             4,900           333,506
Kennametal Inc                         MY             5,700           274,669
Maxim Integrated Products*             ES             2,000           138,250
Minnesota Mining & Manufacturing       MG             3,700           350,575
Nabors Industries*                     OG            10,000           312,500
Norfolk Southern                       RR             3,000           332,250
Northrop Grumman                       AE             3,000           345,375
Nuevo Energy*                          OG             5,000           214,063
Owens-Illinois Inc*                    CT            12,300           424,350
PACCAR Inc                             AM             8,600           426,775
Phillips Petroleum                     OG             5,000           230,313
Praxair Inc                            CH             7,400           407,925
Premark International                  MG            10,000           315,625
Santa Fe International*                OG             9,000           371,250
Schweitzer-Mauduit International       PF             6,500           253,906
Sealed Air*                            PF             7,700           360,937
Stone Container                        CT            29,700           493,763
Sundstrand Corp                        AE             5,500           341,000
Tenneco Inc                            CG             5,000           233,125
Tyco International Ltd                 MG             3,500           283,500
UCAR International*                    IS             4,000           178,500
USX-Marathon Group                     OG             7,500           241,406
Union Pacific                          RR             5,000           358,438

United Meridian*                       OG             6,000           191,625
Washington Gas Light                   NG            10,000           260,000
Waste Management                       PC             5,000           160,000
Xerox Corp                             OE             4,900           403,025
                                                                 ------------
                                                                   16,630,176
                                                                 ------------
TOTAL COMMON STOCKS
   (Cost $16,761,210)                                              19,101,228
                                                                 ------------
FIXED INCOME SECURITIES 2.29%
UNITED STATES 2.29%
Wind River Systems Conv Sub Notes^
   5.000%, 8/1/2002
   (Cost $500,000)                     CO           500,000           525,625
                                                                 ------------
OTHER SECURITIES 1.31%
MEXICO 1.31%
Grupo Imsa SA de CV Sponsored
   ADR Representing Units
   (Each unit consists of 3 Series
   B shrs and 2 Series C shrs)
   (Cost $264,850)                     CG            10,000           300,625
                                                                 ------------
SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 13.22%
UNITED STATES 13.22%
Repurchase Agreement with
   State Street Bank & Trust Co
   dated 7/31/1997 due 8/1/1997
   at 5.670%, repurchased at
   $3,035,478 (Collateralized
   by US Treasury Bonds due
   2/15/2023 at 7.125%
   value $3,191,583)
   (Cost $3,035,000)                   RA         3,035,000         3,035,000
                                                                 ------------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $20,561,060) (Cost for
   Income Tax Purposes $20,573,265)                              $ 22,962,478
                                                                 ============

WORLDWIDE COMMUNICATIONS Fund
COMMON STOCKS 77.51%
ARGENTINA 3.24%
Telecom Argentina STET-France
   Telecom SA Sponsored ADR
   Representing Class B Shrs           TN            20,300      $  1,173,594
Telefonica de Argentina SA Sponsored
   ADR Representing 10 Class B Shrs    TN            32,000         1,270,000
                                                                 ------------
                                                                    2,443,594
                                                                 ------------

CANADA 6.37%
BCE Inc                                TN            44,000         1,339,250
Newbridge Networks*                    TN            31,100         1,621,088
Northern Telecom Ltd                   TN            17,700         1,850,756
                                                                 ------------
                                                                    4,811,094
                                                                 ------------
CHILE 0.93%
Cia de Telecomunicaciones de
   Chile SA Sponsored ADR
   Representing Series A Shrs          TL            21,250           699,922
                                                                 ------------
FINLAND 1.92%
Nokia Corp Sponsored ADR
   Representing Class A Shrs           CM            16,900         1,447,063
                                                                 ------------
HONG KONG 1.15%
Asia Satellite Telecommunications
   Holdings Ltd Sponsored ADR          TL            29,000           870,000
                                                                 ------------
ITALY 3.94%
Telecom Italia Mobile SpA              TN           450,000         1,519,155
Telecom Italia SpA*                    TL           229,500         1,459,895
                                                                 ------------
                                                                    2,979,050
                                                                 ------------
NETHERLANDS 0.43%
Royal PTT Nederland NV Sponsored
   ADR Representing Ord Shrs           TL             8,000           327,000
                                                                 ------------
PERU 0.65%
Telefonica del Peru SA Sponsored
   ADR Representing Class B Shrs       TN            20,000           493,750
                                                                 ------------
PORTUGAL 1.76%
Portugal Telecom SA Sponsored
   ADR Representing Ord Shrs           TL            33,000         1,328,250
                                                                 ------------
SPAIN 1.92%
Telefonica de Espana SA                TN            27,000           725,110
Telefonica de Espana SA Sponsored
   ADR Representing 10 B Shrs          TN             9,200           724,500
                                                                 ------------
                                                                    1,449,610
                                                                 ------------
SWEDEN 1.20%
Ericsson (L M) Telephone Sponsored
   ADR Representing Class B Shrs       CM            20,000           905,000
                                                                 ------------

UNITED KINGDOM 3.31%
Cable & Wireless PLC Sponsored ADR     TL            40,000         1,202,500
COLT Telecom Group PLC Sponsored
   ADR Representing 4 Ord Shrs*        TL            54,500         1,294,375
                                                                 ------------
                                                                    2,496,875
                                                                 ------------
UNITED STATES 50.69%
AirTouch Communications*               TC            20,000           658,750
ALLTEL Corp                            TN            23,000           756,125
Ameritech Corp                         TN            20,700         1,395,956
Ascend Communications*                 CO            18,000           978,750
Belden Inc                             EL            17,000           658,750
BellSouth Corp                         TN            37,700         1,786,037
Brooks Fiber Properties*               TL            52,600         1,979,075
Century Telephone Enterprises          TN            38,900         1,429,575
Cisco Systems*                         CO             8,500           676,281
Comverse Technology*                   CM            26,000         1,267,500
FORE Systems*                          CO            40,000           642,500
ICG Communications*                    TL            65,000         1,397,500
Intel Corp                             ES             8,000           734,500
Intermedia Communications*             TN            21,700           789,337
International Telecommunication
   Data Systems*                       SV            30,500           762,500
LCI International*                     TL            54,000         1,076,625
Loral Space & Communications*          EL            71,000         1,109,375
MCI Communications                     TL            48,000         1,695,000
McLeodUSA Inc Class A*                 TL            52,400         1,801,250
Motorola Inc                           CM            21,200         1,702,625
NEXTEL Communications Class A*         TC           130,000         3,136,250
NYNEX Corp                             TN            11,400           631,987
P-COM Inc*                             TL            17,000           625,812
PairGain Technologies                  CM            59,300         1,274,950
SBC Communications                     TN            34,000         2,012,375
Southern New England
   Telecommunications                  TN            18,000           715,500
Sprint Corp                            TL            13,200           653,400
Superior Telecom*                      EL            15,000           451,875
US WEST Communications Group           TL            33,200         1,213,875
Vertex Communications*                 EE            44,000         1,155,000
Viatel Inc*                            TL           108,000           499,500
WorldCom Inc*                          TL            75,000         2,620,313
                                                                 ------------
                                                                   38,288,848
                                                                 ------------
TOTAL COMMON STOCKS
   (Cost $48,216,897)                                              58,540,056
                                                                 ------------
PREFERRED STOCKS 7.69%
ARGENTINA 1.21%
Nortel Inversora SA ADR
   Representing Pfd B*                 TL            32,100           910,838
                                                                 ------------

BRAZIL 6.48%
Telecomunicacoes Brasileiras SA
   Sponsored ADR Representing Pfd      TL            20,400         3,026,850
Telecomunicacoes de Sao Paulo SA Pfd   TN         4,436,500         1,548,474
Telecomunicacoes do Rio de
   Janeiro SA Pfd                      TL         2,000,000           320,425
                                                                 ------------
                                                                    4,895,749
                                                                 ------------
TOTAL PREFERRED STOCKS
   (Cost $4,036,044)                                                5,806,587
                                                                 ------------
SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 14.80%
UNITED STATES 14.80%
Repurchase Agreement with
   State Street Bank & Trust Co
   dated 7/31/1997 due 8/1/1997
   at 5.670%, repurchased at
   $11,181,761 (Collateralized
   by US Treasury Bonds due
   2/15/2023 at 7.125%
   value $11,741,088)
   (Cost $11,180,000)                  RA        11,180,000      $ 11,180,000
                                                                 ------------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $63,432,941)
   (Cost for Income Tax Purposes
   $63,601,876)                                                  $ 75,526,643
                                                                 ============

*  Security is non-income producing.

^ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale to institutional investors.

~  The following are restricted securities at July 31, 1997:

                                                                                    Value as
                                              Acquisition       Acquisition           % of
Description                                     Date(s)            Cost            Net Assets
---------------------------------------------------------------------------------------------
Latin American Growth Fund
Cia Brasileira de
   Distribuicao Groupo
   Pao de Acucar
   Sponsored ADR
   Representing                                   6/3/97-
   Regulation S Pfd                                7/9/97        $  883,459             0.64%
Ferreyros SA
   Regulation S                                   4/9/97-
   Sponsored ADR                                  5/27/97           609,168              0.57
Grupo Accion SA de
   CV Regulation S
   Sponsored ADR                                  6/19/97           720,000              0.49
Latas de Aluminio SA
   Sponsored GDR
   Representing                                  5/14/97-
   Regulation S Shrs                               7/9/97         1,739,599              1.18
Rossi Residencial SA
   GDR Regulation S                               7/15/97           890,400              0.71
                                                                                      -------
                                                                                        3.59%
                                                                                      =======


Summary of Investments by Industry
                                                                     % of
                                                    Industry       Investment
Industry                                              Code         Securities           Value
---------------------------------------------------------------------------------------------
Asian Growth Fund
Air Freight                                            AF              0.93%      $   306,209
Aluminum                                               AL              1.78           584,600
Automobiles                                            AM              1.87           615,795
Banks                                                  BK             15.61         5,129,814
Broadcasting                                           BR              0.82           269,576
Building Materials                                     BD              5.52         1,812,680
Chemicals                                              CH              1.29           425,452
Communications - Equipment
   & Manufacturing                                     CM              0.08            26,088
Conglomerates                                          CG             11.16         3,666,559
Distribution                                           DB              0.98           320,692
Electric Utilities                                     EU              2.48           814,416






Engineering & Construction                             EC              1.26           415,399
Financial                                              FN              5.19         1,707,080
Foods                                                  FD              1.42           466,145
Gaming                                                 GM              0.61           199,886
Gold & Precious Metals Mining                          GP              0.97           319,074
Health Care Drugs -
   Pharmaceuticals                                     HD              1.69           554,625
Investment Bank/Broker Firm                            IV              0.00                25
Lodging - Hotels                                       LH              1.15           376,643
Metals & Mining                                        MM              2.40           788,316
Machinery                                              MY              6.05         1,989,883
Oil & Gas Related                                      OG              2.46           809,513
Real Estate Investment Trust                           RE             25.08         8,242,999
Repurchase Agreements                                  RA              7.50         2,465,000
Retail                                                 RT              0.50           164,111
Telecommunications -
   Cellular & Wireless                                 TC              0.27            90,160
Telephone                                              TN              0.93           305,600
                                                                    -------------------------
                                                                     100.00%      $32,866,340
                                                                    =========================

European Small Company Fund
Air Freight                                            AF              1.62%      $ 1,136,746
Auto Parts                                             AP              0.72           506,742
Automobiles                                            AM              1.38           966,944
Biotechnology                                          BI              3.65         2,562,397
Building Materials                                     BD              1.22           854,565
Cable                                                  CA              1.35           945,165
Communications - Equipment
   & Manufacturing                                     CM              3.38         2,371,922
Computer Related                                       CO             17.77        12,474,125
Conglomerates                                          CG              1.45         1,015,115
Consumer - Jewelry,
   Novelties & Gifts                                   CJ              2.26         1,585,836
Electronics                                            EL              4.63         3,250,184
Electronics - Semiconductor                            ES              0.92           647,874
Engineering & Construction                             EC              3.02         2,118,207
Financial                                              FN              1.41           992,325
Gold & Precious Metals Mining                          GP              0.84           592,775
Health Care Drugs - Pharmaceuticals                    HD              5.80         4,072,121
Health Care Related                                    HC              6.38         4,479,771
Homebuilding                                           HB              0.79           555,998
Household Furniture & Appliances                       HF              1.67         1,172,460
Insurance                                              IN              1.53         1,074,466
Leisure Time                                           LT              3.85         2,702,651
Lodging - Hotels                                       LH              1.75         1,229,758
Machinery                                              MY              2.96         2,074,647
Manufacturing                                          MG              3.83         2,690,605
Office Equipment & Supplies                            OE              1.41           988,634
Photography & Imaging                                  PI              1.04           733,227
Pollution Control                                      PC              0.15           104,574





Publishing                                             PB              1.36           952,841
Real Estate Investment Trust                           RE              4.21         2,954,316
Retail                                                 RT              1.38           965,813
Services                                               SV              9.14         6,414,423
Telecommunications - Long Distance                     TL              0.43           298,844
Textile - Apparel Manufacturing                        TA              5.48         3,847,206
Toys                                                   TY              1.22           858,266
                                                                    -------------------------
                                                                     100.00%      $70,191,543
                                                                    =========================

Latin American Growth Fund
Agricultural Products                                  AG              2.10%      $ 2,577,877
Aluminum                                               AL              1.82         2,237,139
Banks                                                  BK              6.73         8,264,126
Beverages                                              BV              4.73         5,802,875
Broadcasting                                           BR              1.77         2,174,612
Building Materials                                     BD              4.27         5,237,653
Cable                                                  CA              1.19         1,462,500
Chemicals                                              CH              1.60         1,969,602
Containers                                             CT              0.90         1,100,000
Electric Utilities                                     EU             18.27        22,434,045
Electrical Equipment                                   EE              0.81           988,920
Engineering & Construction                             EC              0.52           635,625
Financial                                              FN              1.76         2,157,484
Foods                                                  FD              3.02         3,714,270
Gold & Precious Metals Mining                          GP              0.96         1,174,916
Iron & Steel                                           IS              4.14         5,082,584
Machinery                                              MY              8.49        10,424,983
Oil & Gas Related                                      OG              5.67         6,958,419
Real Estate Investment Trust                           RE              2.16         2,658,476
Retail                                                 RT              9.70        11,915,193
Telecommunications - Long Distance                     TL             13.79        16,927,449
Telephone                                              TN              1.83         2,250,019
Textile - Apparel Manufacturing                        TA              1.79         2,195,752
Tobacco                                                TO              1.40         1,720,875
Utilities Related                                      UR              0.58           718,560
                                                                    -------------------------
                                                                     100.00%     $122,783,954
                                                                    =========================

Realty Fund
Financial                                              FN             0.56%          $215,100
Lodging - Hotels                                       LH              2.00           765,000
Real Estate Investment Trust                           RE             97.44        37,329,017
                                                                    -------------------------
                                                                     100.00%      $38,309,117
                                                                    =========================

Worldwide Capital Goods Fund
Aerospace & Defense                                    AE              2.99%      $   686,375
Air Freight                                            AF              1.41           322,812
Auto Parts                                             AP              4.59         1,053,731





Automobiles                                            AM              6.21         1,425,994
Building Materials                                     BD              0.44           101,679
Chemicals                                              CH              2.60           595,969
Computer Related                                       CO              2.29           525,625
Conglomerates                                          CG              2.32           533,750
Containers                                             CT              5.10         1,170,926
Electric Utilities                                     EU              1.41           324,853
Electrical Equipment                                   EE              7.23         1,660,376
Electronics-- Semiconductors                           ES              0.60           138,250
Engineering & Construction                             EC              1.49           343,125
Gold & Precious Metals Mining                          GP              1.11           255,000
Iron & Steel                                           IS              0.78           178,500
Leisure Time                                           LT              1.38           316,500
Machinery                                              MY              5.45         1,250,533
Manufacturing                                          MG              8.04         1,845,388
Natural Gas                                            NG              2.60           597,125
Office Equipment & Supplies                            OE              1.75           403,025
Oil & Gas Related                                      OG             10.10         2,319,544
Paper & Forest Products                                PF              6.09         1,399,003
Pollution Control                                      PC              0.70           160,000
Railroads                                              RR              5.11         1,173,500
Real Estate Investment Trust                           RE              0.91           209,062
Repurchase Agreements                                  RA             13.22         3,035,000
Services                                               SV              2.22           509,395
Tobacco                                                TO              1.86           427,438
                                                                   --------------------------
                                                                     100.00%      $22,962,478
                                                                   ==========================

Worldwide Communications Fund
Communications - Equipment
   & Manufacturing                                     CM              8.74%      $ 6,597,138
Computer Related                                       CO              3.04         2,297,531
Electrical Equipment                                   EE              1.53         1,155,000
Electronics                                            EL              2.94         2,220,000
Electronics - Semiconductors                           ES              0.97           734,500
Repurchase Agreements                                  RA             14.80        11,180,000
Services                                               SV              1.01           762,500
Telecommunications -
   Cellular & Wireless                                 TC              5.03         3,795,000
Telecommunications - Long Distance                     TL             33.10        25,002,405
Telephone                                              TN             28.84        21,782,569
                                                                   --------------------------
                                                                     100.00%      $75,526,643
                                                                   ==========================

See Notes to Financial Statements

INVESCO Specialty Funds, Inc.
STATEMENT OF ASSETS AND LIABILITIES
July 31, 1997

                                                                   Asian                 European            Latin American
                                                                   Growth              Small Company             Growth
                                                                    Fund                   Fund                   Fund
                                                              -------------------------------------------------------------

ASSETS
Investment Securities:
   At Cost~                                                   $  31,942,556           $  65,260,575          $  101,972,437
                                                              =============================================================
   At Value~                                                  $  32,866,340           $  70,191,543          $  122,783,954
Cash                                                                  5,685               1,264,153               4,946,942
Foreign Currency
   (Cost $230,456, $1,581 and $871,738,
   respectively)                                                    190,708                   1,589                 871,619
Receivables:
   Investment Securities Sold                                        26,774               3,604,600                 927,613
   Fund Shares Sold                                                  31,579                 336,540                 751,591
   Dividends and Interest                                            35,322                 242,757                 353,543
Prepaid Expenses and Other Assets                                    11,746                  52,852                  25,010
                                                              -------------------------------------------------------------
TOTAL ASSETS                                                     33,168,154              75,694,034             130,660,272
                                                              -------------------------------------------------------------
LIABILITIES
Payables:
   Distributions to Shareholders                                          0                       0                   8,907
   Investment Securities Purchased                                   99,475                       0                       0
   Fund Shares Repurchased                                           63,539                 567,829                 300,459
Depreciation on Forward Foreign
   Currency Contracts                                                     0                  12,348                   1,437
Accrued Distribution Expenses                                         6,958                  19,233                  28,210
Accrued Expenses and Other Payables                                  28,852                  37,688                  49,099
                                                              -------------------------------------------------------------
TOTAL LIABILITIES                                                   198,824                 637,098                 388,112
                                                              -------------------------------------------------------------
Net Assets at Value                                           $  32,969,330           $  75,056,936          $  130,272,160
                                                              =============================================================
NET ASSETS
Paid-in Capital*                                                 29,462,899              61,539,489             103,074,800
Accumulated Undistributed (Distributions
   in Excess of) Net Investment Income (Loss)                         (138)                 (6,316)               (119,953)





Accumulated Undistributed Net Realized Gain
   on Investment Securities and Foreign
   Currency Transactions                                          2,621,021               8,595,868               6,510,783
Net Appreciation of Investment Securities
   and Foreign Currency Transactions                                885,548               4,927,895              20,806,530
                                                              -------------------------------------------------------------
Net Assets at Value                                           $  32,969,330           $  75,056,936          $  130,272,160
                                                              =============================================================
Shares Outstanding                                                2,903,612               4,608,602               7,092,642
Net Asset Value, Offering and Redemption
   Price per Share                                                  $ 11.35                 $ 16.29                 $ 18.37
                                                              =============================================================

~ Investment securities at cost and value at July 31, 1997 include a repurchase agreement of $2,465,000 for Asian Growth Fund.

* The Fund has 600 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual
  Fund.

See Notes to Financial Statements






INVESCO Specialty Funds, Inc.
STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
July 31, 1997

                                                                                        Worldwide               Worldwide
                                                                  Realty              Capital Goods          Communications
                                                                   Fund                   Fund                    Fund
                                                              -------------------------------------------------------------

ASSETS
Investment Securities:
   At Cost~                                                   $  36,109,021           $  20,561,060           $  63,432,941
                                                              =============================================================
   At Value~                                                  $  38,309,117           $  22,962,478           $  75,526,643
Cash                                                                      0                   3,018                 259,078
Foreign Currency
   (Cost $0, $0 and $4,378, respectively)                                 0                       0                   4,274
Receivables:
   Investment Securities Sold                                       277,766                       0                       0
   Fund Shares Sold                                                 322,412                 850,265                 229,097
   Dividends and Interest                                            57,541                  11,242                  97,238
Prepaid Expenses and Other Assets                                    30,536                  15,780                  21,322
                                                              -------------------------------------------------------------
TOTAL ASSETS                                                  $  38,997,372           $  23,842,783           $  76,137,652
                                                              -------------------------------------------------------------
LIABILITIES
Payables:
   Custodian                                                      1,605,568                       0                       0
   Distributions to Shareholders                                     19,793                     354                   9,022
   Investment Securities Purchased                                  579,091               1,531,450                       0
   Fund Shares Repurchased                                          103,658                  28,922               3,625,115
Accrued Distribution Expenses                                         7,353                   4,111                  14,942
Accrued Expenses and Other Payables                                  24,374                  24,410                  30,276
                                                              -------------------------------------------------------------
TOTAL LIABILITIES                                                 2,339,837               1,589,247               3,679,355
                                                              -------------------------------------------------------------
Net Assets at Value                                           $  36,657,535           $  22,253,536           $  72,458,297
                                                              =============================================================
NET ASSETS
Paid-in Capital*                                                 34,538,046              19,020,364              56,082,857
Accumulated Undistributed (Distributions
   in Excess of) Net Investment Income                               34,791                     838                (61,753)
Accumulated Undistributed Net Realized Gain
   (Loss) on Investment Securities and
   Foreign Currency Transactions                                  (115,069)                 830,913               4,343,767
Net Appreciation of Investment Securities
   and Foreign Currency Transactions                              2,199,767               2,401,421              12,093,426
                                                              -------------------------------------------------------------
Net Assets at Value                                           $  36,657,535           $  22,253,536           $  72,458,297
                                                              =============================================================






Shares Outstanding                                                3,334,988               1,751,600               4,733,450
Net Asset Value, Offering and Redemption
   Price per Share                                                  $ 10.99                 $ 12.70                 $ 15.31
                                                              =============================================================

~ Investment securities at cost and value at July 31, 1997 include repurchase agreements of $3,035,000 and $11,180,000 for Worldwide Capital Goods and Worldwide Communications Funds, respectively.

* The Fund has 600 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund.

See Notes to Financial Statements

INVESCO Specialty Funds, Inc.
STATEMENT OF OPERATIONS
Year Ended July 31, 1997

                                                                    Asian                 European           Latin American
                                                                    Growth             Small Company             Growth
                                                                     Fund                   Fund                  Fund
                                                                ------------------------------------------------------------

INVESTMENT INCOME
INCOME
Dividends                                                        $  444,531            $  1,681,529            $  1,819,443
Interest                                                            128,856                 318,632                 200,926
   Foreign Taxes Withheld                                           (54,848)               (255,735)                (71,325)
                                                                ------------------------------------------------------------
   TOTAL INCOME                                                     518,539               1,744,426               1,949,044
                                                                ------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                            218,813                 928,226                 485,690
Distribution Expenses                                                72,937                 309,409                 161,897
Transfer Agent Fees                                                 113,451                 353,726                 177,930
Administrative Fees                                                  14,376                  28,565                  19,714
Custodian Fees and Expenses                                         108,013                 188,581                 185,698
Directors' Fees and Expenses                                          8,275                  12,397                   9,608
Professional Fees and Expenses                                       26,983                  29,522                  26,235
Registration Fees and Expenses                                       33,127                  99,681                  42,418
Reports to Shareholders                                              14,612                  44,998                  19,695
Other Expenses                                                        3,357                  15,192                  10,530
                                                                ------------------------------------------------------------
   TOTAL EXPENSES                                                   613,944               2,010,297               1,139,415
   Fees and Expenses Absorbed by Investment Adviser                 (14,744)                      0                       0
   Fees and Expenses Paid Indirectly                                (23,390)                (46,400)                (64,709)
                                                                ------------------------------------------------------------
   NET EXPENSES                                                     575,810               1,963,897               1,074,706
                                                                ------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                        (57,271)               (219,471)                874,338
                                                                ------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                              2,717,229               8,995,970               6,819,951
Change in Net Appreciation of Investment
   Securities and Foreign Currency Transactions                   2,533,318               5,896,544              19,631,044
                                                                ------------------------------------------------------------
NET GAIN ON INVESTMENT SECURITIES                                 5,250,547              14,892,514              26,450,995
                                                                ------------------------------------------------------------
Net Increase in Net Assets from Operations                      $ 5,193,276            $ 14,673,043            $ 27,325,333
                                                                ============================================================
See Notes to Financial Statements





INVESCO Specialty Funds, Inc.
STATEMENT OF OPERATIONS (CONTINUED)
Period Ended July 31, 1997 (Note 1)

                                                                                          Worldwide              Worldwide
                                                                    Realty              Capital Goods         Communications
                                                                     Fund                    Fund                  Fund
                                                               -------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                       $   809,009             $   106,324            $    897,919
Interest                                                             46,094                  76,265                 383,572
   Foreign Taxes Withheld                                              (776)                 (1,599)                (52,236)
                                                               -------------------------------------------------------------
   TOTAL INCOME                                                     854,327                 180,990               1,229,255
                                                               -------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                            112,846                  48,575                 358,300
Distribution Expenses                                                37,615                  18,683                 137,847
Transfer Agent Fees                                                  74,155                  42,296                 261,010
Administrative Fees                                                   7,257                  11,121                  18,269
Custodian Fees and Expenses                                           9,468                  13,119                  24,519
Directors' Fees and Expenses                                          3,205                   7,682                   9,739
Professional Fees and Expenses                                       23,908                  23,626                  26,028
Registration Fees and Expenses                                       21,153                  22,048                  52,523
Reports to Shareholders                                               6,876                   3,856                  33,213
Other Expenses                                                          524                   1,747                   9,099
                                                               -------------------------------------------------------------
   TOTAL EXPENSES                                                   297,007                 192,753                 930,547
   Fees and Expenses Absorbed by
   Investment Adviser                                              (102,675)                (44,302)                      0
   Fees and Expenses Paid Indirectly                                   (431)                 (5,354)                (10,501)
                                                               -------------------------------------------------------------
   NET EXPENSES                                                     193,901                 143,097                 920,046
                                                               -------------------------------------------------------------
NET INVESTMENT INCOME                                               660,426                  37,893                 309,209
                                                               -------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on Investment
   Securities and Foreign Currency
   Transactions                                                     (81,769)              1,139,730               4,688,859
Change in Net Appreciation of Investment
   Securities and Foreign Currency
   Transactions                                                   2,199,767               2,381,692              11,765,158
                                                               -------------------------------------------------------------
NET GAIN ON INVESTMENT SECURITIES                                 2,117,998               3,521,422              16,454,017
                                                               -------------------------------------------------------------
Net Increase in Net Assets from Operations                      $ 2,778,424            $  3,559,315            $ 16,763,226
                                                               =============================================================

See Notes to Financial Statements

INVESCO Specialty Funds, Inc.
STATEMENT OF CHANGES IN NET ASSETS

                                                                      Asian Growth
                                                                         Fund
                                                                Year            Period          European Small Company
                                                               Ended             Ended                   Fund
                                                              July 31           July 31            Year Ended July 31
                                                          ------------------------------     -------------------------------
                                                               1997              1996             1997              1996
                                                                               (Note 1)

OPERATIONS
Net Investment Income (Loss)                              $   (57,271)      $   33,239       $   (219,471)     $    443,500
Net Realized Gain (Loss) on Investment
   Securities and Foreign Currency
   Transactions                                             2,717,229          (39,425)         8,995,970         3,681,763
Change in Net Appreciation (Depreciation)
   of Investment Securities and Foreign
   Currency Transactions                                    2,533,318       (1,647,770)         5,896,544        (1,229,632)
                                                          -----------------------------      -------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                          5,193,276       (1,653,956)        14,673,043         2,895,631
                                                          -----------------------------      -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                               0          (30,298)                 0          (439,757)
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                                0                0         (3,874,335)                0
                                                          -----------------------------      -------------------------------
TOTAL DISTRIBUTIONS                                                 0          (30,298)        (3,874,335)         (439,757)
                                                          -----------------------------      -------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                              58,289,655        18,102,250       390,188,113       241,646,456
Reinvestment of Distributions                                       0            30,018         3,693,369           436,279
                                                          ------------------------------     -------------------------------
                                                           58,289,655        18,132,268       393,881,482       242,082,735
Amounts Paid for Repurchases of Shares                    (44,828,305)       (2,133,310)     (423,884,261)     (154,078,587)
                                                          ------------------------------     -------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                            13,461,350        15,998,958       (30,002,779)       88,004,148
                                                          ------------------------------     -------------------------------
Total Increase (Decrease) in Net Assets                    18,654,626        14,314,704       (19,204,071)       90,460,022
NET ASSETS
Beginning of Period                                        14,314,704                 0        94,261,007         3,800,985
                                                          ------------------------------     -------------------------------
End of Period                                             $32,969,330       $14,314,704      $ 75,056,936      $ 94,261,007
                                                          ==============================     ===============================





Accumulated Undistributed (Distributions
   in Excess of) Net Investment Income
   (Loss) Included in Net Assets
   at End of Period                                              (138)            2,591            (6,316)            4,726

FUND SHARE TRANSACTIONS
Shares Sold                                                 5,695,778         1,818,644        24,262,011        16,101,290
Shares Issued from Reinvestment of
   Distributions                                                    0             3,354           240,298            28,931
                                                          ------------------------------     -------------------------------
                                                            5,695,778         1,821,998        24,502,309        16,130,221
Shares Repurchased                                         (4,391,861)         (222,303)      (26,142,644)      (10,210,062)
                                                          ------------------------------     -------------------------------
Net Increase (Decrease) in Fund Shares                      1,303,917         1,599,695        (1,640,335)        5,920,159
                                                          ==============================     ===============================

See Notes to Financial Statements

INVESCO Specialty Funds, Inc.
Statement of Changes in Net Assets (Continued)

                                                                                                  Realty
                                                                                                   Fund
                                                               Latin American Growth              Period
                                                                        Fund                      Ended
                                                                 Year Ended July 31              July 31
                                                         ---------------------------------    ------------
                                                               1997              1996              1997
                                                                                                 (Note 1)

OPERATIONS
Net Investment Income                                     $   874,338       $   219,683       $   660,426
Net Realized Gain (Loss) on Investment
   Securities and Foreign Currency
   Transactions                                             6,819,951           481,310           (81,769)
Change in Net Appreciation of Investment
   Securities and Foreign Currency
   Transactions                                            19,631,044         1,170,499         2,199,767
                                                        --------------------------------      ------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                         27,325,333         1,871,492         2,778,424
                                                        --------------------------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                        (898,745)         (217,967)         (658,935)
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                         (763,367)         (350,025)                0
                                                        --------------------------------      ------------
TOTAL DISTRIBUTIONS                                        (1,662,112)         (567,992)         (658,935)
                                                        --------------------------------      ------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                             147,554,103        38,393,207        87,811,086
Reinvestment of Distributions                               1,643,078           562,352           633,951
                                                        --------------------------------      ------------
                                                          149,197,181        38,955,559        88,445,037
Amounts Paid for Repurchases of Shares                    (76,652,142)      (15,617,725)      (53,906,991)
                                                        --------------------------------      ------------
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                            72,545,039        23,337,834        34,538,046
                                                        --------------------------------      ------------
Total Increase in Net Assets                               98,208,260        24,641,334        36,657,535
NET ASSETS
Beginning of Period                                        32,063,900         7,422,566                 0
                                                        --------------------------------      ------------
End of Period                                           $ 130,272,160       $32,063,900       $36,657,535
                                                        ================================      ============
Accumulated Undistributed (Distributions
   in Excess of) Net Investment Income
   Included in Net Assets at End
   of Period                                            $    (119,953)      $    28,380       $    34,791

                             -------------------------------------------------------




FUND SHARE TRANSACTIONS
Shares Sold                                                 9,413,898         3,077,189         8,503,849
Shares Issued from Reinvestment
   of Distributions                                           108,476            48,510            62,289
                                                        --------------------------------      ------------
                                                            9,522,374         3,125,699         8,566,138
Shares Repurchased                                         (4,922,997)       (1,267,483)       (5,231,150)
                                                        --------------------------------      ------------
Net Increase in Fund Shares                                 4,599,377         1,858,216         3,334,988
                                                        ================================      ============


See Notes to Financial Statements

INVESCO Specialty Funds, Inc.
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
Year Ended July 31

                                                              Worldwide Capital Goods             Worldwide Communications
                                                                       Fund                                Fund
                                                         -------------------------------    --------------------------------
                                                              1997              1996              1997              1996

OPERATIONS
Net Investment Income                                    $     37,893       $     4,056     $     309,209     $     699,676
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                             1,139,730           760,106         4,688,859         4,577,595
Change in Net Appreciation (Depreciation)
   of Investment Securities and Foreign
   Currency Transactions                                    2,381,692          (798,684)       11,765,158        (1,242,052)
                                                         -------------------------------    --------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                                   3,559,315           (34,522)       16,763,226         4,035,219
                                                         -------------------------------    --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                         (40,745)                0          (307,162)         (701,251)
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                         (487,207)         (192,500)       (3,964,664)       (2,990,139)
                                                         -------------------------------    --------------------------------
TOTAL DISTRIBUTIONS                                          (527,952)         (192,500)       (4,271,826)       (3,691,390)
                                                         -------------------------------    --------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                              36,882,095         8,918,314       105,661,260        86,755,968
Reinvestment of Distributions                                 523,895           191,459         4,049,521         3,647,177
                                                         -------------------------------    --------------------------------
                                                           37,405,990         9,109,773       109,710,781        90,403,145
Amounts Paid for Repurchases of Shares                    (25,914,782)      (11,515,410)     (100,260,270)      (67,484,918)
                                                         -------------------------------    --------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                            11,491,208        (2,405,637)        9,450,511        22,918,227
                                                         -------------------------------    --------------------------------
Total Increase (Decrease) in Net Assets                    14,522,571        (2,632,659)       21,941,911        23,262,056
NET ASSETS
Beginning of Period                                         7,730,965        10,363,624        50,516,386        27,254,330
                                                         -------------------------------    --------------------------------
End of Period                                            $ 22,253,536       $ 7,730,965     $  72,458,297     $  50,516,386
                                                         ===============================    ================================
Accumulated Undistributed (Distributions
   in Excess of) Net Investment Income
   Included in Net Assets at
   End of Period                                         $        838       $     4,840     $     (61,753)    $       3,625

                           -----------------------------------------------------------





FUND SHARE TRANSACTIONS
Shares Sold                                                 3,284,566           904,991         7,791,340         6,894,716
Shares Issued from Reinvestment of
   Distributions                                               55,141            20,133           324,919           306,451
                                                         -------------------------------    --------------------------------
                                                            3,339,707           925,124         8,116,259         7,201,167
Shares Repurchased                                         (2,392,625)       (1,174,317)       (7,446,966)       (5,352,376)
                                                         -------------------------------    --------------------------------
Net Increase (Decrease) in Fund Shares                        947,082          (249,193)          669,293         1,848,791
                                                         ===============================    ================================

See Notes to Financial Statements

INVESCO Specialty Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Specialty Funds, Inc. (the "Fund") is incorporated in Maryland and presently consists of six separate Funds: Asian Growth Fund, European Small Company Fund, Latin American Growth Fund, Realty Fund, Worldwide Capital Goods Fund and Worldwide Communications Fund. The investment objectives are: to achieve capital appreciation for Asian Growth, European Small Company, Latin American Growth and Worldwide Capital Goods Funds; to achieve current income for Realty Fund; and to achieve a high total return on investments through capital appreciation and current income for Worldwide Communications Fund. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. Investment operations of Asian Growth Fund and Realty Fund commenced on March 1, 1996 and January 1, 1997, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
         Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
         Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
         Options are valued at the last sales price on the principal exchange on which the options are traded. If there is no last sales price reported, then the bid price will be used.
         If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

         Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
         Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.
B. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
C. OPTIONS - The Fund may hold options for investment purposes with the intent to hedge the portfolio against ongoing exposure to market value and interest rate fluctuations.
        The use of such instruments may involve certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is excercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Options written are reported as a liability in the Statement of Assets and Liabilities and are marked to market on a daily basis. Realized gains or losses on purchased option transactions are included in Net Realized Gain (Loss) on Investment Securities and Foreign Currency Transactions in the Statement of Operations.
        Written call option activity for Worldwide Communications Fund for the year ended July 31, 1997 was as follows:

                                                Number                 Amounts
                                              of Options             of Premiums
--------------------------------------------------------------------------------
Options Written                                  500                $ 17,749.37
Options Expired                                  500                 (17,749.37)

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
         The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
         The Fund's use of short-term  forward  foreign  currency  contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
E. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
         Latin American Growth, Worldwide Capital Goods and Worldwide Communications Funds incurred and elected to defer post-October 31 net currency losses of $122,389, $1,993 and $62,726, respectively, to the year ended July 31, 1998. Asian Growth Fund incurred and elected to defer post-October 31 net capital losses of $76,253 to the year ended July 31, 1998. To the extent future capital gains are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.
         Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended July 31, 1997 for Worldwide Capital Goods and Worldwide Communications Funds, 9.63% and 8.56%, respectively, qualified for the dividends received deduction available to the Fund's corporate shareholders.
         Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, market discounts, amortized premiums, nontaxable dividends, net operating losses and expired capital loss carryforwards.
         For the year ended July 31, 1997, the effects of such differences were as follows:

                                                   Accumulated
                                  Accumulated     Undistributed
                                 Undistributed    Net Realized
                                      Net           Gain on
                                   Investment      Investment           Paid-in
Fund                                 Income        Securities           Capital
--------------------------------------------------------------------------------
Asian Growth Fund                  $  54,542       $  (57,133)        $   2,591
European Small Company Fund          208,429         (208,429)                -
Latin American Growth Fund          (123,926)         123,926                 -
Realty Fund                           33,300          (33,300)                -
Worldwide Capital Goods Fund          (1,150)           1,197               (47)
Worldwide Communications Fund        (67,425)          80,538           (13,113)

G. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.
H. EXPENSES - Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
         Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Distribution Expenses and Transfer Agent Fees are reduced by credits earned by each Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
         For the year ended July 31, 1997, Fees and Expenses Paid Indirectly consisted of the following:

                              Custodian Fees       Distribution       Transfer
Fund                           and Expenses          Expenses        Agent Fees
--------------------------------------------------------------------------------
Asian Growth Fund                 $23,390               $ 0            $    0
European Small Company Fund        43,886                 0             2,514
Latin American Growth Fund         64,709                 0                 0
Realty Fund                           431                 0                 0
Worldwide Capital Goods Fund        5,354                 0                 0
Worldwide Communications Fund      10,194                39               268

NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                  AVERAGE NET ASSETS
                                     -------------------------------------------
                                      $0 to         $500 Million          Over
                                      $500             to $1               $1
Fund                                 Million           Billion           Billion
--------------------------------------------------------------------------------
Asian Growth Fund                      0.75%             0.65%             0.55%
European Small Company Fund            0.75%             0.65%             0.55%
Latin American Growth Fund             0.75%             0.65%             0.55%
Worldwide Capital Goods Fund           0.65%             0.55%             0.45%
Worldwide Communications Fund          0.65%             0.55%             0.45%

    The Realty Fund's investment Advisory fee is computed at the rate of 0.75% of average net assets.
    In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of Worldwide Capital Goods and Worldwide Communications Funds are made by ITC. A separate Sub-Advisory Agreement between IFG and INVESCO Asia Limited ("INVESCO Asia"), a wholly owned subsidiary of IFG, provides that investment decisions of Asian Growth Fund are made by INVESCO Asia. A separate Sub-Advisory Agreement between IFG and INVESCO Asset Management Limited ("IAM"), an affiliate of IFG, provides that investment decisions of European Small Company and Latin American Growth Funds are made by IAM. A separate Sub-Advisory Agreement between IFG and INVESCO Realty Advisors ("INVESCO Realty"), an affiliate of IFG, provides that investment decisions of Realty Fund are made by INVESCO Realty. Fees for such services are paid by IFG.
    In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
    IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

    A plan of distribution pursuant to Rule 12b-1 of the Act provided for reimbursement of marketing and advertising expenditures to IFG (the
"Distributor") to a maximum of 0.25% of annual average net assets. Effective January 1, 1997, the Rule 12b-1 distribution plan was modified by action of the Board of Directors so that the Fund compensates IFG for permissible activities and services in connection with the distribution of each Fund's shares. For the year ended, July 31, 1997, Asian Growth, European Small Company, Latin American Growth, Worldwide Capital Goods and Worldwide Communications Funds paid the Distributor $69,220, $316,214, $140,784, $16,318, and $133,882, respectively, for reimbursement of expenses incurred. For the period ended July 31, 1997, Realty Fund paid the Distributor $30,262 for reimbursement of expenses incurred. Accordingly, the above amounts reflect reimbursements under the plan for the five months ended December 31, 1996 and compensation under the plan for the seven months ended July 31, 1997. Effective September 29, 1997, INVESCO Distributors, Inc., a wholly owned subsidiary of IFG, will replace IFG as the Distributor.
    IFG and ITC have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Worldwide Capital Goods Fund. IFG and IAM have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Latin American Growth Fund. IFG and INVESCO Asia have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Asian Growth Fund. IFG and INVESCO Realty have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Realty Fund.
    A 1% redemption fee is retained by Asian Growth and Latin American Growth Funds to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Asian Growth and Latin American Growth Funds for the year ended July 31, 1997 were $149,535 and $247,768, respectively.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended July 31, 1997, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Fund                                              Purchases             Sales
--------------------------------------------------------------------------------
Asian Growth Fund                               $  55,273,306     $  42,960,000
European Small Company Fund                        99,955,364       130,987,913
Latin American Growth Fund                        108,911,119        44,783,074
Realty Fund                                        56,918,608        20,727,802
Worldwide Capital Goods Fund                       23,022,946        13,096,554
Worldwide Communications Fund                      57,152,629        46,875,326

   There were no purchases or sales of U.S. Government securities.

NOTE 4 - APPRECIATION AND DEPRECIATION. At July 31, 1997, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                                    Gross             Gross              Net
Fund                            Appreciation      Depreciation      Appreciation
--------------------------------------------------------------------------------
Asian Growth Fund               $  3,715,256      $  2,834,362       $   880,894
European Small Company Fund       11,502,403         6,615,242         4,887,161
Latin American Growth Fund        22,399,536         1,601,526        20,798,010
Realty Fund                        2,006,972           166,650         1,840,322
Worldwide Capital Goods Fund       2,470,815            81,602         2,389,213
Worldwide Communications Fund     13,202,062         1,277,295        11,924,767

NOTE 5 - TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Fund's officers and directors are also officers and directors of IFG, ITC, IAM, INVESCO Asia or INVESCO Realty.
    The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 40% of the retainer fee at the time of retirement.
    Pension expenses for the year ended July 31, 1997, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                   Unfunded
                                    Pension        Accrued              Pension
Fund                                Expenses     Pension Costs         Liability
--------------------------------------------------------------------------------
Asian Growth Fund                   $   139        $    240             $   379
European Small Company Fund             960           1,650               2,610
Latin American Growth Fund              300             516                 817
Realty Fund                               0               0                   0
Worldwide Capital Goods Fund             83              (5)                144
Worldwide Communications Fund           617             516               1,377
    An affiliated company represents ownership by the Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the year ended July 31, 1997, in which the issuer was an affiliate of the Fund, is as follows:

                       Purchases               Sales                      Realized
                 -------------------------------------------   Dividend   Gain on    Value at
Affiliate          Shares       Cost     Shares       Cost      Income  Investments   7/31/97
---------------------------------------------------------------------------------------------
Latin American
   Growth Fund
Centrais
   Electricas
   Brasileiras SA
   Class B Non-
   Voting Pfd     3,300,000 $ 1,494,598  400,000   $ 108,202        -    $ 29,638  $3,573,407

NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At July 31, 1997, there were no such borrowings.

INVESCO Specialty Funds, Inc.
FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)

                                                                     Year            Period
                                                                    Ended             Ended
                                                                   July 31           July 31
                                                                 ----------        ----------

                                                                     1997             1996^

                                                                 Asian Growth Fund

PER SHARE DATA
Net Asset Value - Beginning of Period                              $   8.95          $  10.00
                                                                 -----------       -----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                          (0.02)             0.02
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                                      2.42             (1.05)
                                                                 -----------       -----------
Total from Investment Operations                                       2.40             (1.03)
                                                                 -----------       -----------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                   0.00              0.02
                                                                 -----------       -----------
Net Asset Value - End of Period                                       11.35              8.95
                                                                 ===========       ===========

TOTAL RETURN+                                                        27.04%          (10.31%)*

RATIOS
Net Assets - End of Period ($000 Omitted)                         $  32,969         $  14,315
Ratio of Expenses to Average Net Assets#                              2.05%@            2.19%~@
Ratio of Net Investment Income (Loss)
   to Average Net Assets#                                            (0.20%)            0.94%~
Portfolio Turnover Rate                                                161%                2%*
Average Commission Rate Paid^^                                    $  0.0047         $  0.0198

^  From March 1, 1996, commencement of investment operations, to July 31, 1996.

+  Total return does not reflect the effect of the applicable redemption fees.

* Based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG and INVESCO Asia for the year ended July 31, 1997 and for the period ended July 31, 1996. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.10% and 2.79% (annualized), respectively, and ratio of net investment income to average net assets would have been (0.25%) and 0.34% (annualized), respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~  Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Specialty Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)
 (For a Fund Share Outstanding Throughout Each Period)

                                                                                      Period
                                                                                       Ended
                                                       Year Ended July 31             July 31
                                                 -----------------------------     ----------
                                                     1997              1996             1995^

                                                 European Small Company Fund

PER SHARE DATA
Net Asset Value -
   Beginning of Period                           $  15.08          $  11.56          $  10.00
                                                 -----------------------------     ----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                        (0.05)             0.07              0.04
Net Gains on Securities
   (Both Realized and Unrealized)                    1.79              3.52              1.56
                                                 -----------------------------     ----------
Total from Investment Operations                     1.74              3.59              1.60
                                                 -----------------------------     ----------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                 0.00              0.07              0.04
Distributions from Capital Gains                     0.53              0.00              0.00
                                                 -----------------------------     ----------
Total Distributions                                  0.53              0.07              0.04
                                                 -----------------------------     ----------
Net Asset Value - End of Period                     16.29             15.08             11.56
                                                 =============================     ==========

TOTAL RETURN                                       11.71%            31.07%           15.98%*

RATIOS
Net Assets - End of Period
   ($000 Omitted)                                $ 75,057          $ 94,261          $  3,801
Ratio of Expenses to Average
   Net Assets#                                      1.62%@            1.68%@            2.00%~
Ratio of Net Investment Income
   (Loss) to Average Net Assets#                   (0.18%)            1.23%             2.37%~
Portfolio Turnover Rate                               87%              141%                0%*
Average Commission Rate Paid^^                   $ 0.0108          $ 0.0125                 -

^  From February 15, 1995, commencement  of investment  operations,  to July 31,
   1995.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG, MIL and IAM for the period ended July 31, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 10.17% (annualized), and ratio of net investment income to average net assets would have been (5.80%) (annualized).

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

~  Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Specialty Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)
(For a Fund Share Outstanding Throughout Each Period)

                                                                                     Period
                                                                                      Ended
                                                       Year Ended July 31            July 31
                                                 --------------------------        ----------
                                                     1997              1996           1995^

                                                 Latin American Growth Fund

PER SHARE DATA
Net Asset Value -
   Beginning of Period                           $  12.86          $  11.69          $  10.00
                                                 --------------------------        ----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                0.13              0.08              0.02
Net Gains on Securities
   (Both Realized and Unrealized)                    5.88              1.62              1.69
                                                 --------------------------        ----------
Total from Investment Operations                     6.01              1.70              1.71
                                                 --------------------------        ----------
LESS DISTRIBUTIONS
Dividends from Net Investment
   Income                                            0.14              0.09              0.02
Distributions from Capital Gains                     0.36              0.44              0.00
                                                 --------------------------        ----------
Total Distributions                                  0.50              0.53              0.02
                                                 --------------------------        ----------
Net Asset Value - End of Period                  $  18.37          $  12.86          $  11.69
                                                 ==========================        ==========

TOTAL RETURN+                                      48.06%            15.27%            17.09%*

RATIOS
Net Assets - End of Period
   ($000 Omitted)                                $130,272          $ 32,064          $  7,423
Ratio of Expenses to
   Average Net Assets#                              1.76%             2.14%@            2.00%~
Ratio of Net Investment Income
   to Average Net Assets#                           1.35%             1.26%             0.79%~
Portfolio Turnover Rate                               72%               29%               30%*
Average Commission Rate Paid^^                   $ 0.0002          $ 0.0001                 -

^  From February 15, 1995, commencement  of investment  operations,  to July 31,
   1995.

+  Total return does not reflect the effect of the applicable redemption fees.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG, MIL and IAM for the period ended July 31, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 4.49% (annualized), and ratio of net investment income to average net assets would have been (1.70%) (annualized).

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

~  Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Specialty Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)
 (For a Fund Share Outstanding Throughout Each Period)

                                                                   Period
                                                                    Ended
                                                                   July 31
                                                                 ----------
                                                                    1997^

                                                                Realty Fund
PER SHARE DATA
Net Asset Value - Beginning of Period                              $  10.00
                                                                 ----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                  0.22
Net Gains on Securities (Both Realized
   and Unrealized)                                                     0.99
                                                                 ----------
Total from Investment Operations                                       1.21
                                                                 ----------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                   0.22
                                                                 ----------
Net Asset Value - End of Period                                       10.99
                                                                 ==========

TOTAL RETURN                                                         12.24%*

RATIOS
Net Assets - End of Period ($000 Omitted)                          $ 36,658
Ratio of Expenses to Average Net Assets#                              1.20%~@
Ratio of Net Investment Income to
   Average Net Assets#                                                4.08%~
Portfolio Turnover Rate                                                 70%*
Average Commission Rate Paid^^                                     $ 0.0666

^  From January 1, 1997, commencement of investment operations, to July 31,
   1997.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

# Various expenses of Realty Fund were voluntarily absorbed by IFG and INVESCO Realty for the period ended July 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.83% (annualized) and ratio of net investment income to average net assets would have been 3.45% (annualized).

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

~  Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Specialty Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)
(For a Fund Share Outstanding Throughout Each Period)

                                                             Year Ended July 31
                                                  -------------------------------------------
                                                     1997              1996             1995^

                                                  Worldwide Capital Goods Fund

PER SHARE DATA
Net Asset Value -
   Beginning of Period                            $  9.61           $  9.84          $  10.00
                                                  --------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                0.05              0.01              0.01
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                    4.37              0.01             (0.16)
                                                  --------------------------------------------
Total from Investment Operations                     4.42              0.02             (0.15)
                                                  --------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                 0.06              0.00              0.01
Distributions from Capital Gains                     1.27              0.25              0.00
                                                  --------------------------------------------
Total Distributions                                  1.33              0.25              0.01
                                                  --------------------------------------------
Net Asset Value - End of Period                   $ 12.70           $  9.61          $   9.84
                                                  ============================================
TOTAL RETURN                                       50.86%             0.27%            (1.49%)

RATIOS
Net Assets - End of Period
   ($000 Omitted)                                  22,254             7,731            10,364
Ratio of Expenses to
   Average Net Assets#                             1.98%@             2.11%@            2.00%
Ratio of Net Investment Income
   to Average Net Assets#                           0.51%             0.05%             0.25%
Portfolio Turnover Rate                              192%              247%              193%
Average Commission Rate Paid^^                    $0.0584           $0.0907                 -

^  Commencement of investment operations was August 1, 1994.

# Various expenses of the Worldwide Capital Goods Fund were voluntarily absorbed by IFG and ITC for the years ended July 31, 1997, 1996 and 1995.
   If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.58%, 2.49% and 2.96%, respectively, and ratio of net investment income to average net assets would have been (0.09%), (0.33%) and (0.71%), respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Specialty Funds, Inc.
FINANCIAL HIGHLIGHTS (CONTINUED)
 (For a Fund Share Outstanding Throughout Each Period)

                                                            Year Ended July 31
                                                 --------------------------------------------
                                                     1997              1996             1995^

                                                 Worldwide Communications Fund

PER SHARE DATA
Net Asset Value -
   Beginning of Period                           $  12.43          $  12.30          $  10.00
                                                 --------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                0.06              0.22              0.11
Net Gains on Securities
   (Both Realized and Unrealized)                    3.90              1.38              2.35
                                                 --------------------------------------------
Total from Investment Operations                     3.96              1.60              2.46
                                                 --------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                 0.06              0.22              0.11
Distributions from Capital Gains                     1.02              1.25              0.05
                                                 --------------------------------------------
Total Distributions                                  1.08              1.47              0.16
                                                 --------------------------------------------
Net Asset Value - End of Period                  $  15.31          $  12.43          $  12.30
                                                 ============================================
TOTAL RETURN                                       33.93%            13.67%            24.83%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                                $ 72,458          $ 50,516          $ 27,254
Ratio of Expenses to
   Average Net Assets                               1.69%@            1.66%@            1.95%
Ratio of Net Investment Income
   to Average Net Assets                            0.56%             1.78%             1.43%
Portfolio Turnover Rate                               96%              157%              215%
Average Commission Rate Paid^^                     0.0611            0.1285                 -

^  Commencement of investment operations was August 1, 1994.

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Directors of INVESCO Specialty Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Asian Growth Fund, INVESCO European Small Company Fund, INVESCO Latin American Growth Fund, INVESCO Realty Fund, INVESCO Worldwide Capital Goods Fund and INVESCO Worldwide Communications Fund (constituting INVESCO Specialty Funds, Inc., hereafter referred to as the "Fund") at July 31, 1997, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP

Denver, Colorado
September 5, 1997

                                        FAMILY OF FUNDS

                                                                     NEWSPAPER
FUND NAME                          FUND CODE     TICKER SYMBOL      ABBREVIATION
--------------------------------------------------------------------------------
INTERNATIONAL
International Growth                   49             FSIGX            IntlGr
Asian Growth                           41             IVAGX           AsianGr
European                               56             FEURX             Europ
European Small Company                 37             IVECX          EuroSmCo
Latin American Growth                  34             IVSLX         LatinAmGr
Pacific Basin                          54             FPBSX             PcBas
--------------------------------------------------------------------------------
SECTOR
Energy                                 50             FSTEX             Enrgy
Environmental Services                 59             FSEVX            Envirn
Financial Services                     57             FSFSX            FinSvc
Gold                                   51             FGLDX              Gold
Health Sciences                        52             FHLSX            HlthSc
Leisure                                53             FLISX            Leisur
Realty                                 42             IVSRX            Realty
Technology                             55             FTCHX              Tech
Utilities                              58             FSTUX              Util
Worldwide Capital Goods                38             ISWGX            WldCap
Worldwide Communications               39             ISWCX            WldCom
--------------------------------------------------------------------------------
CAPITAL APPRECIATION
Growth                                 10             FLRFX             Grwth
Dynamics                               20             FIDYX              Dynm
Small Company                          74             IDSCX           DivSmCo
Emerging Growth                        60             FIEGX            Emgrth
--------------------------------------------------------------------------------
GROWTH & INCOME
Industrial Income                      15             FIIIX            IndInc
Value Equity                           46             FSEQX             ValEq
Multi-Asset Allocation                 70             IMAAX          MulAstAl
Balanced                               71             IMABX               Bal
Total Return                           48             FSFLX            TotRtn
--------------------------------------------------------------------------------
BOND
Short-Term Bond                        33             INIBX            ShTrBd
Intermediate Government Bond           47             FIGBX            IntGov
U.S. Government Securities             32             FBDGX             USGvt
Select Income                          30             FBDSX            SelInc
High Yield                             31             FHYPX             HiYld
--------------------------------------------------------------------------------
TAX-EXEMPT
Tax-Free Intermediate Bond             36             IVTIX                 *
Tax-Free Long-Term Bond                35             FTIFX             TxFre

--------------------------------------------------------------------------------
MONEY MARKET
U.S. Government Money Fund             44             FUGXX          InvGvtMF
Cash Reserves                          25             FDSXX           InvCshR
Tax-Free Money Fund                    40             FFRXX        InvTaxFree

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO FUNDS

We're easy to stay in touch with:
Investor Services Representatives,
1-800-525-8085
PAL(R), your Personal Account Line,
1-800-424-8085

On the World Wide Web:
http://www.invesco.com

Denver Investor Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center, 7800 E. Union Avenue,
Lobby Level

INVESCO Funds Group, Inc.,(SM) Distributor
(As of 9/29/97, INVESCO Distributors, Inc.,
Distributor)
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.